UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2017

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds by Macquarie is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2017, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly,

Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund	August 8, 2017

Performance preview (for the year ended July 31, 2017)
Delaware Corporate Bond Fund (Institutional Class shares)	1-year return	+3.09%
Delaware Corporate Bond Fund (Class A shares)	1-year return	+2.84%
Bloomberg Barclays US Corporate Investment Grade Index (benchmark)	1-year return	+1.55%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 5.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Institutional Class shares)*	1-year return	+1.36%
Delaware Extended Duration Bond Fund (Class A shares)	1-year return	+0.97%
Bloomberg Barclays Long US Corporate Index (benchmark)	1-year return	+1.29%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 10.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

During the Funds’ fiscal year ended July 31, 2017, the key factor driving the US corporate bond market was the strong technical demand for corporate credit. The global search for yield led investors to both the investment grade and high yield sectors of the market.

Surveying international markets, one can see why this is the case. In general, international market rates have been much lower than in the United States, and the supply has been limited. Also, overseas corporate bond markets are not as deep, and present fewer long-duration opportunities. The quantitative easing measures that foreign central banks embarked on over the past 12 months have depressed interest rates in those countries, making US rates and spreads that much more attractive.

Specifically, in the euro zone, the European Central Bank has purchased corporate and sovereign bonds, which has lowered overall

In the second half of the fiscal year,

we saw evidence of improving credit

fundamentals, which supported strong

market returns to that point. We believe

such fundamental performance

combined with a decline in high yield

default rates supplied justification for

corporate credit valuations.

1

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

supply. The Bank of Japan has manipulated the yield curve so that long-term rates stay low. And in the US, despite raising rates, the US Federal Reserve has communicated relatively dovish guidance about the pace of further hikes and the unwinding of its balance sheet.

In the second half of the Funds’ fiscal year, we also saw evidence of improving credit fundamentals, which supported strong market returns to that point. A decline in high yield default rates – back to their long-term averages – supplied justification for price levels. That said, valuations appeared to reflect continued expectations that under the Trump administration, business-friendly tax reforms would be achieved. Clearly those expectations began to diminish due to lack of legislative success in Congress. It’s also possible that some merger and acquisition (M&A) activity was put on hold as companies awaited more clarity on the tax front, as the number of large deals through July in 2017 declined from 2016 levels.

Fund performance

For the fiscal year ended July 31, 2017, Delaware Corporate Bond Fund outperformed its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s Institutional Class shares returned +3.09%. The Fund’s Class A shares returned +2.84% at net asset value and -1.80% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Bloomberg Barclays US Corporate Investment Grade Index returned +1.55%. For complete, annualized performance of Delaware Corporate Bond Fund, please see the table on page 5.

During the same period, Delaware Extended Duration Bond Fund Institutional Class shares outperformed its benchmark, returning +1.36% compared to the Bloomberg Barclays Long US Corporate Index return of +1.29%. However, the Fund’s Class A shares underperformed, returning

+0.97% at net asset value and -3.58% at maximum offer price. These figures reflect all distributions reinvested. For complete, annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 10.

Delaware Corporate Bond Fund

During the fiscal year, the corporate bond market was fundamentally strong with tight spreads throughout the credit quality tiers. We saw little opportunity to add value through price appreciation. However, we identified securities with a yield advantage relative to the benchmark. We felt comfortable overweighting BBB-rated and high yield bonds in a relatively benign economic environment that presented few near-term risks through economic growth or central bank activities. The Fund maintained an approximate average weighting of 60% in BBB-rated bonds, compared to 48% in the Bloomberg Barclays US Corporate Investment Grade Index. This resulted in a yield advantage versus the benchmark, which at times reached 1 percentage point.

Security selection from the investment team, supported by thorough fundamental research, drove the majority of the outperformance over the fiscal year. In the banking sector, the Fund benefited from bonds in the subordinated parts of the capital structure of quality companies such as Credit Suisse Group, UBS, and Royal Bank of Scotland. The same strategy paid off in the utility sector, where investments in Emera and Exelon added value. Another source of excess return for the Fund resided in the specialty finance area, particularly in three or four companies involved in aviation and aircraft leasing.

The Fund also benefited from opportunities that arose from M&A activity in the technology sector. For example, Microsoft issued long bonds to finance its acquisition of LinkedIn. This was one of the Fund’s strongest-performing investments during the fiscal year. Similarly, with respect to Dell’s merger with EMC, our analysts’

2

research directed us to invest only in specific Dell International bonds that were brought to the market, and this security selection aided performance.

As part of our risk management strategy, we sought to avoid the problems in the retail sector as well as the slowing fundamentals associated with the automotive industry. This led us to underweight department stores, automobile manufacturers, and finance companies that offer subprime auto loans; this decision further benefited the Fund’s relative performance during the fiscal year.

In addition, a small out-of-index exposure to high yield securities was additive. It should be noted that, of the Fund’s total 11% exposure on average to high yield, 4% was in the form of hybrid securities of investment grade companies, as we discussed earlier. The Fund’s 3% average allocation to emerging market debt also contributed to relative performance.

Many of the Fund’s underperformers were in the pharmaceutical and healthcare sectors. On the political front, tough talk from then-leading presidential candidate Hillary Clinton indicated that pharmaceutical pricing and profits would come under government pressure. As a result, holdings such as Mylan, Shire, and Teva declined and were among the Fund’s weakest performers.

The Fund’s average 1% allocation to cash over the fiscal period cost the Fund roughly 0.01 percentage points of relative performance. The Fund was also slightly shorter in duration than the benchmark, which we estimate caused a de minimis drag on performance. In an attempt to manage the risk of increasing interest rates, we maintained an underweight allocation to the long end of the yield curve, which in fact outperformed during the period.

During the fiscal year, the Fund held three types of derivatives securities: a single-position credit default swap, a put option on the S&P 500® Index in March to help protect the Fund’s unrealized gains in its allocation to high yield bonds, and Treasury futures to manage duration exposure. These were small positions, with a net cost to the Fund of 0.02 percentage points. The Fund held no derivatives positions at the conclusion of the fiscal year.

Delaware Extended Duration Bond Fund

The Fund is designed to provide investors with access to the long end of the US investment grade corporate market. The management of the Fund is strategically identical to that of Delaware Corporate Bond Fund; however, the average duration of securities in Delaware Extended Duration Bond Fund was close to 14 years on average over the fiscal year – almost twice the average 7.5-year duration of Delaware Corporate Bond Fund. Because specific companies choose not to issue securities with long maturities, the two Funds’ security selections often differ. For example, Credit Suisse Group, one of the strongest performers for Delaware Corporate Bond Fund, did not issue comparable securities that far out on the yield curve. In Delaware Extended Duration Bond Fund, we replaced that position with allocations to Bank of America, Goldman Sachs Group, and Morgan Stanley, which also generated excess return for the Fund.

In a similar vein, Delaware Extended Duration Bond Fund benefited from an average 1.2% allocation to high yield bonds, which delivered meaningful outperformance, returning 11% for the fiscal year.

Similar to Delaware Corporate Bond Fund, we were comfortable extending the Fund’s BBB-rated exposure to 59% on average over the fiscal year – roughly in line with Delaware Corporate Bond Fund’s allocation and 11 percentage points more than the benchmark’s on average. BBB-rated bonds were the strongest-performing quality bucket among investment grade

3

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

allocations during the fiscal year, and this allocation drove the Fund’s outperformance.

In addition to outperformance in the banking sector, the Fund performed well in the insurance industry, which was not represented in Delaware Corporate Bond Fund. For the Fund’s insurance exposure, we employed the strategy that worked well in the banking sector – using hybrid securities issued by Allstate, Nationwide Mutual Insurance, and XLIT.

Again, akin to Delaware Corporate Bond Fund, we increased exposure to the capital goods sector based on our perception of value on the long end of the credit curve. LafargeHolcim, a global cement company, added value due to an acquisition early in the Fund’s fiscal year that boosted performance. Valmont Industries, a manufacturer of steel structures for infrastructure, got a significant boost from investor optimism over the Trump infrastructure plan. Also, we were able to capitalize on the first new securities issued in quite a while by Siemens, as these securities were priced at a significant discount to peers.

Security selection in the technology and utility sectors was similarly strong. Outperformers included the same names that led the way in Delaware Corporate Bond Fund: Microsoft and Dell International in technology, and Emera and Exelon in utilities. Similarly, the Fund’s average 1% allocation to emerging market bonds mimicked the security selection of Delaware Corporate Bond Fund and added excess return to the Fund.

Our decision to underweight higher-beta (higher-risk) credit, chiefly in the metals-and-mining and energy industries, caused us to miss some significant opportunities that resulted from the notable rebound in commodity prices. Examples of these, which were not held by the Fund, included gold-oriented issuers; chemical companies such as Dow Chemical; South American iron-ore producer Vale; and another mining company, Southern Copper. In the energy sector, the Fund did not have exposure to names such as Hess, Williams Partners, and Valero. Securities in this part of the capital structure and this maturity bucket were producing returns in the 20% range. The Fund’s lack of exposure here clearly hurt relative performance.

Our security selection in the healthcare sector was another strategy that did not work well for the Fund. As with Delaware Corporate Bond Fund, investments in Mylan, Teva, and Allergan were the main detractors.

In addition, the timing of holdings in the transportation sector caused the Fund to lag benchmark returns over the fiscal year. In particular, the Fund was underweight railroads in the first half of 2017 when credit spreads in the industry tightened with an improvement in rail volumes and subsequently operating results.

Lastly, cash held by the Fund was a drag on performance relative to the benchmark, as was the Fund’s slightly shorter duration than the benchmark over the fiscal year, by no more than a quarter of a year on average.

The Fund had minor derivatives exposure. We used 10-year Treasury futures to help control the duration and cash management on the Fund. We also employed a 10-year Treasury call option to help protect gains leading up to the presidential election. These were small positions that had a negligible effect on Fund performance. As of July 31, 2017, the Fund held no derivatives positions.

4

Performance summaries
Delaware Corporate Bond Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+2.84%	+3.83%	+6.75%	+6.61%
Including sales charge	-1.80%	+2.90%	+6.26%	+6.35%
Class C (Est. Sept. 15, 1998)
Excluding sales charge	+2.07%	+3.06%	+5.95%	+5.82%
Including sales charge	+1.08%	+3.06%	+5.95%	+5.82%
Class R (Est. June 2, 2003)
Excluding sales charge	+2.58%	+3.54%	+6.48%	+5.79%
Including sales charge	+2.58%	+3.54%	+6.48%	+5.79%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+3.09%	+4.09%	+7.01%	+6.88%
Including sales charge	+3.09%	+4.09%	+7.01%	+6.88%
Bloomberg Barclays US Corporate Investment Grade Index	+1.55%	+3.53%	+5.84%	+5.65%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a

5

Performance summaries
Delaware Corporate Bond Fund

sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher trading costs and tax liability.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

6

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets during the period from Aug. 1, 2016 through July 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	0.96%	1.71%	1.21%	0.71%
Net expenses (including fee waivers, if any)	0.94%	1.69%	1.19%	0.69%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017.

7

Performance summaries
Delaware Corporate Bond Fund

Performance of a $10,000 investment1

Average annual total returns from July 31, 2007, through July 31, 2017

For period beginning July 31, 2007, through July 31, 2017	Starting value	Ending value
Delaware Corporate Bond Fund — Institutional Class shares	$10,000	$19,695
Delaware Corporate Bond Fund — Class A shares	$9,550	$18,346
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$17,639

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2007, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index as of July 31, 2007. The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

The S&P 500 Index, mentioned on page 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

8

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751

9

Performance summaries
Delaware Extended Duration Bond Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+0.97%	+4.72%	+9.14%	+8.11%
Including sales charge	-3.58%	+3.75%	+8.63%	+7.84%
Class C (Est. Sept. 15, 1998)
Excluding sales charge	+0.21%	+3.91%	+8.31%	+7.31%
Including sales charge	-0.77%	+3.91%	+8.31%	+7.31%
Class R (Est. Oct. 3, 2005)
Excluding sales charge	+0.71%	+4.46%	+8.86%	+7.79%
Including sales charge	+0.71%	+4.46%	+8.86%	+7.79%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+1.36%*	+4.98%	+9.42%	+8.38%
Including sales charge	+1.36%*	+4.98%	+9.42%	+8.38%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+1.29%	n/a	n/a	+6.83%
Including sales charge	+1.29%	n/a	n/a	+6.83%
Bloomberg Barclays Long US Corporate Index	+1.29%	+4.57%	+7.78%	+6.84%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance

would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

10

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher trading costs and tax liability.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

11

Performance summaries
Delaware Extended Duration Bond Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.71% of the Fund’s average daily net assets for all share classes other than Class R6 from Aug. 1, 2016 through July 31, 2017,* and 0.63% of the Fund’s Class R6 shares’ average daily net assets from Aug. 1, 2016 through July 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/ or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.00%	1.75%	1.25%	0.75%	0.67%
Net expenses (including fee waivers, if any)	0.96%	1.71%	1.21%	0.71%	0.63%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017. The aggregate contractual waiver period for Class R6 shares is from May 2, 2016 through Nov. 28, 2017.

12

Performance of a $10,000 investment1

Average annual total returns from July 31, 2007, through July 31, 2017

For period beginning July 31, 2007, through July 31, 2017	Starting value	Ending value
Delaware Extended Duration Bond Fund — Institutional Class shares	$10,000	$24,604
Delaware Extended Duration Bond Fund — Class A shares	$9,550	$22,888
Bloomberg Barclays Long US Corporate Index	$10,000	$21,155

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2007, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 10 through 14.

The graph also assumes $10,000 invested in the Bloomberg Barclays Long US Corporate Index as of July 31, 2007. The Bloomberg Barclays Long US Corporate Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

13

Performance summaries
Delaware Extended Duration Bond Fund

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793
Class R6	DEZRX	245908629

14

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2017 to July 31, 2017.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

15

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

Delaware Corporate Bond Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	2/1/17	7/31/17	Expense Ratio	2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,051.50	0.94%	$4.78
Class C	1,000.00	1,047.60	1.69%	8.58
Class R	1,000.00	1,048.30	1.19%	6.04
Institutional Class	1,000.00	1,052.80	0.69%	3.51

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.13	0.94%	$4.71
Class C	1,000.00	1,016.41	1.69%	8.45
Class R	1,000.00	1,018.89	1.19%	5.96
Institutional Class	1,000.00	1,021.37	0.69%	3.46

Delaware Extended Duration Bond Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	2/1/17	7/31/17	Expense Ratio	2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,072.60	0.96%	$4.93
Class C	1,000.00	1,068.80	1.71%	8.77
Class R	1,000.00	1,071.20	1.21%	6.21
Institutional Class	1,000.00	1,074.10	0.71%	3.65
Class R6	1,000.00	1,074.50	0.63%	3.24

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.03	0.96%	$4.81
Class C	1,000.00	1,016.31	1.71%	8.55
Class R	1,000.00	1,018.79	1.21%	6.06
Institutional Class	1,000.00	1,021.27	0.71%	3.56
Class R6	1,000.00	1,021.67	0.63%	3.16

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

16

Security type / sector allocations
Delaware Corporate Bond Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.63%
Corporate Bonds	93.55%
Banking	24.13%
Basic Industry	5.24%
Brokerage	1.82%
Capital Goods	3.86%
Communications	10.82%
Consumer Cyclical	4.25%
Consumer Non-Cyclical	6.33%
Electric	10.47%
Energy	11.07%
Finance Companies	3.28%
Insurance	2.64%
Natural Gas	0.24%
Real Estate Investment Trusts	3.43%
Technology	3.10%
Transportation	2.87%
Municipal Bonds	0.95%
Loan Agreements	0.36%
Convertible Preferred Stock	0.24%
Preferred Stock	1.57%
Short-Term Investments	3.55%
Total Value of Securities	100.85%
Liabilities Net of Receivables and Other Assets	(0.85%)
Total Net Assets	100.00%

Security type / sector allocations

Delaware Extended Duration Bond Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.12%
Corporate Bonds	90.20%
Banking	14.75%
Basic Industry	3.24%
Brokerage	2.06%
Capital Goods	6.94%
Communications.	5.63%
Consumer Cyclical	3.51%
Consumer Non-Cyclical	13.89%
Electric	13.14%
Energy	11.93%
Finance Companies	0.97%
Insurance	8.15%
Natural Gas	1.30%
Technology	3.25%
Transportation	1.44%
Municipal Bonds	2.94%
US Treasury Obligations	1.61%
Convertible Preferred Stock	0.26%
Preferred Stock	1.67%
Short-Term Investments	2.60%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

Schedules of investments
Delaware Corporate Bond Fund	July 31, 2017

	Principal amount°	Value (US $)

Convertible Bonds – 0.63%

Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	5,502,000	$5,646,427
General Cable 4.50% exercise price $31.01, maturity date 11/15/29 f	1,427,000	1,262,895

Total Convertible Bonds (cost $6,724,838)		6,909,322

Corporate Bonds – 93.55%

Banking – 24.13%
Ally Financial 8.00% 11/1/31	1,840,000	2,293,100
Banco Santander 4.25% 4/11/27	4,400,000	4,616,132
Bank of America
3.593% 7/21/28 ●	4,250,000	4,271,037
4.183% 11/25/27	5,845,000	6,049,411
4.443% 1/20/48 ●	6,100,000	6,512,055
Bank of New York Mellon
2.661% 5/16/23 ●	1,580,000	1,593,234
4.625%y●	5,430,000	5,533,170
Barclays
4.337% 1/10/28	2,285,000	2,386,125
4.836% 5/9/28	3,280,000	3,412,538
4.95% 1/10/47	1,710,000	1,883,273
8.25%y●	2,750,000	2,929,025
Citizens Bank 2.65% 5/26/22	5,385,000	5,398,403
Compass Bank 3.875% 4/10/25	7,970,000	7,998,971
Credit Suisse Group 144A 4.282% 1/9/28 #	2,145,000	2,253,402
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	11,330,000	12,188,769
Fifth Third Bancorp 2.60% 6/15/22	2,700,000	2,701,769
Fifth Third Bank 3.85% 3/15/26	7,115,000	7,380,831
Goldman Sachs Group
3.691% 6/5/28 ●	10,305,000	10,381,607
5.15% 5/22/45	5,130,000	5,818,641
6.00% 6/15/20	835,000	922,713
JPMorgan Chase & Co.
3.54% 5/1/28 ●	3,445,000	3,479,708
3.882% 7/24/38 ●	5,195,000	5,205,826
4.032% 7/24/48 ●	1,730,000	1,744,125
4.25% 10/1/27	3,905,000	4,134,196
6.75%y●	4,000,000	4,587,000
KeyBank
2.40% 6/9/22	7,070,000	7,065,800
3.40% 5/20/26	10,610,000	10,542,361
Morgan Stanley
2.373% 5/8/24 ●	5,840,000	5,882,784

19

Schedules of investments
Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
3.591% 7/22/28 ●	1,305,000	$1,310,391
3.95% 4/23/27	3,565,000	3,622,753
4.375% 1/22/47	7,725,000	8,121,432
5.00% 11/24/25	485,000	532,095
PNC Bank 2.45% 7/28/22	11,595,000	11,634,864
PNC Financial Services Group 5.00%y●	4,560,000	4,731,000
Popular 7.00% 7/1/19	4,475,000	4,743,500
Royal Bank of Scotland Group
3.875% 9/12/23	7,560,000	7,764,831
8.625%y●	2,470,000	2,733,994
Santander UK 144A 5.00% 11/7/23 #	7,595,000	8,237,666
Santander UK Group Holdings 3.571% 1/10/23	2,485,000	2,548,159
State Street 2.653% 5/15/23 ●	5,500,000	5,549,659
SunTrust Bank 2.45% 8/1/22	2,765,000	2,763,651
SunTrust Banks 5.05%y●	7,040,000	7,136,800
SVB Financial Group 3.50% 1/29/25	655,000	654,386
UBS 7.625% 8/17/22	7,555,000	9,009,338
UBS Group Funding Switzerland 144A 4.253% 3/23/28 #	3,680,000	3,917,290
US Bancorp 3.15% 4/27/27	9,290,000	9,370,953
USB Capital IX 3.50%y●	3,207,000	2,870,265
Wells Fargo & Co.
2.541% 10/31/23 ●	5,715,000	5,835,529
2.625% 7/22/22	2,180,000	2,185,633
3.584% 5/22/28 ●	4,315,000	4,390,538
4.75% 12/7/46	2,045,000	2,220,371
Wells Fargo Capital X 5.95% 12/15/36	5,645,000	6,415,543
Westpac Banking 4.322% 11/23/31 ●	2,615,000	2,701,551
Zions Bancorporation 4.50% 6/13/23	2,860,000	3,064,936

		263,233,134

Basic Industry – 5.24%
Barrick North America Finance 5.75% 5/1/43	4,220,000	5,181,434
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	9,455,000	10,343,770
Dow Chemical 8.55% 5/15/19	6,930,000	7,743,554
Equate Petrochemical 144A 3.00% 3/3/22 #	2,840,000	2,836,160
Georgia-Pacific 8.00% 1/15/24	8,345,000	10,822,764
International Paper 4.35% 8/15/48	3,430,000	3,426,501
INVISTA Finance 144A 4.25% 10/15/19 #	4,580,000	4,694,500
Mosaic 5.625% 11/15/43	2,635,000	2,720,722
Sherwin-Williams 3.45% 6/1/27	4,495,000	4,589,247
Steel Dynamics 5.00% 12/15/26	975,000	1,031,063
Vale Overseas 6.25% 8/10/26	2,445,000	2,723,730

20

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Basic Industry (continued)
Westlake Chemical 5.00% 8/15/46	990,000	$1,069,350

		57,182,795

Brokerage – 1.82%
Affiliated Managers Group 3.50% 8/1/25	3,020,000	3,014,923
E*TRADE Financial 5.875%y●	4,565,000	4,910,114
Jefferies Group
5.125% 1/20/23	255,000	277,573
6.45% 6/8/27	5,627,000	6,509,060
6.50% 1/20/43	1,575,000	1,796,921
Lazard Group
3.625% 3/1/27	2,260,000	2,252,831
3.75% 2/13/25	1,075,000	1,098,379

		19,859,801

Capital Goods – 3.86%
Ardagh Packaging Finance 144A 4.625% 5/15/23 #	2,900,000	2,976,125
LafargeHolcim Finance US 144A 3.50% 9/22/26 #	8,095,000	8,035,753
Rockwell Collins
3.20% 3/15/24	2,190,000	2,236,905
3.50% 3/15/27	6,490,000	6,673,284
Siemens Financieringsmaatschappij
144A 3.125% 3/16/24 #	7,205,000	7,393,317
144A 4.20% 3/16/47 #	3,725,000	3,982,610
Standard Industries 144A 5.00% 2/15/27 #	2,585,000	2,672,244
Tyco Electronics Group 3.125% 8/15/27	1,630,000	1,616,944
United Technologies
2.80% 5/4/24	2,895,000	2,920,383
3.75% 11/1/46	3,675,000	3,617,597

		42,125,162

Communications – 10.82%
AMC Networks 4.75% 8/1/25	1,350,000	1,365,187
American Tower 4.00% 6/1/25	9,130,000	9,492,708
American Tower Trust I 144A 3.07% 3/15/23 #	3,726,000	3,770,103
AT&T
3.90% 8/14/27	3,265,000	3,269,248
4.25% 3/1/27	5,185,000	5,343,314
4.90% 8/14/37	3,385,000	3,380,285
5.15% 2/14/50	3,875,000	3,876,275
CCO Holdings
144A 5.50% 5/1/26 #	2,565,000	2,732,541
144A 5.875% 4/1/24 #	335,000	360,650
Crown Castle International
3.65% 9/1/27	2,440,000	2,442,106

21

Schedules of investments
Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Communications (continued)
Crown Castle International
4.00% 3/1/27	2,195,000	$2,253,510
5.25% 1/15/23	4,295,000	4,803,223
Crown Castle Towers 144A 3.663% 5/15/25 #	7,035,000	7,281,225
CSC Holdings 144A 6.625% 10/15/25 #	2,125,000	2,357,422
Gray Television 144A 5.875% 7/15/26 #	2,645,000	2,744,187
Grupo Televisa 5.00% 5/13/45	4,770,000	4,771,018
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	2,130,000	2,110,229
Historic TW 6.875% 6/15/18	5,285,000	5,521,461
Myriad International Holdings 144A 4.85% 7/6/27 #	1,585,000	1,638,890
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	2,715,000	2,810,025
Radiate Holdco 144A 6.625% 2/15/25 #	1,495,000	1,500,606
SBA Tower Trust
144A 2.24% 4/10/18 #	4,945,000	4,943,423
144A 2.898% 10/8/19 #	3,005,000	3,022,153
SFR Group 144A 6.25% 5/15/24 #	2,020,000	2,141,200
Sprint 7.125% 6/15/24	2,780,000	3,054,525
Sprint Spectrum 144A 3.36% 9/20/21 #	4,875,000	4,954,219
Telefonica Emisiones 5.213% 3/8/47	2,035,000	2,260,930
Time Warner Cable 7.30% 7/1/38	8,125,000	10,399,366
Time Warner Entertainment 8.375% 3/15/23	4,965,000	6,226,964
UPCB Finance IV 144A 5.375% 1/15/25 #	1,600,000	1,676,000
Verizon Communications 5.25% 3/16/37	2,635,000	2,818,789
VimpelCom Holdings 144A 4.95% 6/16/24 #	2,665,000	2,688,319

		118,010,101

Consumer Cyclical – 4.25%
Alimentation Couche-Tard
144A 2.70% 7/26/22 #	1,835,000	1,841,208
144A 3.55% 7/26/27 #	2,670,000	2,696,033
Boyd Gaming 6.375% 4/1/26	2,920,000	3,190,100
Coach 4.125% 7/15/27	8,130,000	8,203,186
Dollar General 3.875% 4/15/27	6,755,000	6,993,310
Ford Motor Credit 3.096% 5/4/23	5,335,000	5,299,336
General Motors Financial 5.25% 3/1/26	8,355,000	9,079,437
Lowe’s
3.10% 5/3/27	2,785,000	2,800,067
4.05% 5/3/47	3,750,000	3,845,550
Wyndham Worldwide 4.15% 4/1/24	2,305,000	2,396,822

		46,345,049

Consumer Non-Cyclical – 6.33%
Abbott Laboratories 4.90% 11/30/46	2,000,000	2,219,506
Albertsons 144A 5.75% 3/15/25 #	1,620,000	1,474,200

22

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Anheuser-Busch InBev Finance
3.65% 2/1/26	3,620,000	$3,750,400
4.90% 2/1/46	3,500,000	3,952,973
Becton Dickinson and Co.
3.363% 6/6/24	2,840,000	2,876,400
3.70% 6/6/27	4,400,000	4,452,844
Biogen 5.20% 9/15/45	5,595,000	6,457,245
Change Healthcare Holdings 144A 5.75% 3/1/25 #	2,615,000	2,713,063
HealthSouth 5.75% 11/1/24	2,405,000	2,459,113
Heineken 144A 3.50% 1/29/28 #	6,670,000	6,859,475
Kroger 2.65% 10/15/26	2,350,000	2,184,344
Molson Coors Brewing 3.00% 7/15/26	5,480,000	5,344,885
Mylan 3.95% 6/15/26	4,290,000	4,394,770
Shire Acquisitions Investments Ireland 3.20% 9/23/26	12,710,000	12,536,902
Tyson Foods 3.55% 6/2/27	5,050,000	5,176,745
Universal Health Services 144A 4.75% 8/1/22 #	2,170,000	2,240,525

		69,093,390

Electric – 10.47%
Ameren 3.65% 2/15/26	4,455,000	4,575,659
Ameren Illinois 9.75% 11/15/18	6,971,000	7,656,912
Appalachian Power 3.30% 6/1/27	5,355,000	5,483,225
Cleveland Electric Illuminating 5.50% 8/15/24	3,360,000	3,862,780
ComEd Financing III 6.35% 3/15/33	6,500,000	7,179,153
DTE Electric 3.75% 8/15/47	4,050,000	4,047,813
DTE Energy 2.85% 10/1/26	1,955,000	1,877,695
Emera 6.75% 6/15/76 ●	5,600,000	6,412,000
Emera US Finance 4.75% 6/15/46	4,405,000	4,744,471
Enel 144A 8.75% 9/24/73 #●	4,125,000	4,980,937
Enel Finance International 144A 3.625% 5/25/27 #	11,340,000	11,472,905
Entergy 4.00% 7/15/22	1,620,000	1,721,791
Entergy Louisiana 3.12% 9/1/27	5,250,000	5,289,968
Exelon 3.497% 6/1/22	3,565,000	3,697,664
Fortis 3.055% 10/4/26	7,385,000	7,187,628
Indiana Michigan Power 3.75% 7/1/47	1,355,000	1,346,419
National Rural Utilities Cooperative Finance 5.25% 4/20/46 ●	3,235,000	3,471,449
NextEra Energy Capital Holdings 3.55% 5/1/27	6,905,000	7,132,023
NV Energy 6.25% 11/15/20	4,475,000	5,035,928
Pennsylvania Electric 5.20% 4/1/20	8,131,000	8,631,691
Rochester Gas & Electric 144A 3.10% 6/1/27 #	3,715,000	3,737,799
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	1,880,000	1,963,807

23

Schedules of investments
Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Electric (continued)
Union Electric 2.95% 6/15/27	2,725,000	$2,713,819

		114,223,536

Energy – 11.07%
AmeriGas Partners 5.75% 5/20/27	1,626,000	1,650,390
Anadarko Petroleum 6.60% 3/15/46	6,610,000	8,187,721
Andeavor 144A 4.75% 12/15/23 #	3,735,000	4,051,250
Canadian Natural Resources 4.95% 6/1/47	3,605,000	3,780,034
Cheniere Corpus Christi Holdings 144A 5.125% 6/30/27 #	1,345,000	1,403,844
Enbridge
3.70% 7/15/27	2,220,000	2,254,981
5.50% 12/1/46	1,920,000	2,221,741
Energy Transfer 6.125% 12/15/45	11,025,000	12,120,918
Kinder Morgan Energy Partners 9.00% 2/1/19	3,600,000	3,960,727
Marathon Oil 4.40% 7/15/27	6,560,000	6,683,315
Marathon Petroleum 6.50% 3/1/41	1,455,000	1,718,585
MPLX 4.875% 12/1/24	7,875,000	8,474,807
Newfield Exploration
5.625% 7/1/24	1,345,000	1,417,294
5.75% 1/30/22	1,085,000	1,151,456
Noble Energy
4.15% 12/15/21	3,440,000	3,641,728
5.05% 11/15/44	3,425,000	3,567,963
5.625% 5/1/21	1,520,000	1,567,979
NuStar Logistics 5.625% 4/28/27	1,925,000	2,045,313
ONEOK
4.95% 7/13/47	4,760,000	4,770,105
7.50% 9/1/23	4,985,000	6,048,301
Petrobras Global Finance 7.25% 3/17/44	2,560,000	2,582,400
Petroleos Mexicanos
144A 6.75% 9/21/47 #	2,180,000	2,300,336
6.75% 9/21/47	945,000	997,164
Plains All American Pipeline 3.85% 10/15/23	5,325,000	5,427,474
Sabine Pass Liquefaction
5.625% 3/1/25	6,540,000	7,286,528
5.75% 5/15/24	4,945,000	5,567,205
5.875% 6/30/26	875,000	986,756
Transcanada Trust
5.30% 3/15/77 ●	1,760,000	1,824,900
5.875% 8/15/76 ●	2,245,000	2,462,092
Woodside Finance
144A 3.65% 3/5/25 #	2,055,000	2,059,402

24

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Energy (continued)
Woodside Finance
144A 8.75% 3/1/19 #	7,800,000	$8,589,118

		120,801,827

Finance Companies – 3.28%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	6,045,000	6,528,600
AerCap Ireland Capital
3.65% 7/21/27	7,115,000	7,065,821
3.95% 2/1/22	2,795,000	2,920,163
Air Lease
3.00% 9/15/23	4,000,000	3,996,632
3.625% 4/1/27	5,890,000	5,920,216
Depository Trust & Clearing 144A 4.875%#y●	6,000,000	6,255,000
International Lease Finance 8.625% 1/15/22	2,500,000	3,087,633

		35,774,065

Insurance – 2.64%
Manulife Financial 4.061% 2/24/32 ●	4,330,000	4,383,614
MetLife
5.25%y●	4,200,000	4,401,348
144A 9.25% 4/8/38 #	2,160,000	3,215,700
Nuveen Finance 144A 4.125% 11/1/24 #	6,450,000	6,804,473
Progressive 4.125% 4/15/47	4,230,000	4,464,325
Prudential Financial 5.375% 5/15/45 ●	3,370,000	3,660,898
XLIT 3.761%y●	2,042,000	1,919,480

		28,849,838

Natural Gas – 0.24%
Boston Gas 144A 3.15% 8/1/27 #	2,595,000	2,592,561

		2,592,561

Real Estate Investment Trusts – 3.43%
Corporate Office Properties 5.25% 2/15/24	5,730,000	6,162,529
CyrusOne 144A 5.00% 3/15/24 #	1,850,000	1,928,625
Education Realty Operating Partnership 4.60% 12/1/24	4,170,000	4,275,309
ESH Hospitality 144A 5.25% 5/1/25 #	3,070,000	3,215,825
Host Hotels & Resorts 3.75% 10/15/23	8,645,000	8,888,599
LifeStorage 3.50% 7/1/26	2,745,000	2,630,094
Physicians Realty 4.30% 3/15/27	1,590,000	1,625,094
Regency Centers 3.60% 2/1/27	3,355,000	3,353,165
Trust F/1401 144A 5.25% 1/30/26 #	2,030,000	2,134,038
WP Carey 4.60% 4/1/24	3,120,000	3,269,095

		37,482,373

Technology – 3.10%
Apple 3.20% 5/11/27	7,085,000	7,197,942

25

Schedules of investments
Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Technology (continued)
CDK Global
144A 4.875% 6/1/27 #	2,165,000	$2,229,950
5.00% 10/15/24	3,160,000	3,357,500
Dell International
144A 6.02% 6/15/26 #	2,430,000	2,718,079
144A 8.10% 7/15/36 #	2,180,000	2,758,783
Microsoft
3.70% 8/8/46	1,090,000	1,081,352
4.25% 2/6/47	6,740,000	7,302,183
MSCI 144A 4.75% 8/1/26 #	2,830,000	2,943,200
NXP
144A 4.125% 6/1/21 #	1,200,000	1,261,500
144A 4.625% 6/1/23 #	2,765,000	2,993,610

		33,844,099

Transportation – 2.87%
Air Canada 2015-1 Class A Pass Through Trust 144A
3.60% 3/15/27 #♦	2,419,868	2,465,240
American Airlines 2014-1 Class A Pass Through Trust
3.70% 10/1/26 ♦	1,737,106	1,787,576
American Airlines 2015-1 Class A Pass Through Trust
3.375% 5/1/27 ♦	2,951,315	2,980,828
American Airlines 2015-2 Class AA Pass Through Trust
3.60% 9/22/27 ♦	1,348,018	1,388,998
American Airlines 2016-1 Class AA Pass Through Trust
3.575% 1/15/28 ♦	613,778	629,889
DAE Funding
144A 4.50% 8/1/22 #	540,000	550,800
144A 5.00% 8/1/24 #	540,000	552,825
Penske Truck Leasing
144A 3.30% 4/1/21 #	4,400,000	4,544,646
144A 3.40% 11/15/26 #	2,905,000	2,890,870
144A 4.20% 4/1/27 #	2,555,000	2,678,164
TTX 144A 4.20% 7/1/46 #	5,365,000	5,420,056
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 ♦	1,384,872	1,460,624
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 ♦	3,550,062	3,665,439
United Airlines 2016-1 Class AA Pass Through Trust
3.10% 7/7/28 ♦	275,000	276,546

		31,292,501

Total Corporate Bonds (cost $990,678,663)		1,020,710,232

26

	Principal amount°	Value (US $)
Municipal Bonds – 0.95%

Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	2,195,000	$2,078,994
Commonwealth of Massachusetts
Series C 5.00% 10/1/25	330,000	409,929
Los Angeles, California Department of Water & Power
Revenue (Taxable Build America Bond)
Series D 6.574% 7/1/45	5,365,000	7,875,230

Total Municipal Bonds (cost $7,895,151)		10,364,153

Loan Agreements – 0.36%«

Gardner Denver 1st Lien 4.546% 7/30/20	1,763,867	1,775,112
KIK Custom Products Tranche B 1st Lien 5.793% 8/26/22	2,132,197	2,156,184

Total Loan Agreements (cost $3,823,141)		3,931,296

	Number of shares
Convertible Preferred Stock – 0.24%

El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28	52,027	2,583,661

Total Convertible Preferred Stock (cost $2,601,096)		2,583,661

Preferred Stock – 1.57%

Bank of America 6.50% ●	2,610,000	2,949,300
DTE Energy 5.25%	105,000	2,689,050
General Electric 5.00% ●	9,227,000	9,739,468
GMAC Capital Trust I 6.967% ●	50,000	1,327,500
USB Realty 144A 2.451% #●	400,000	356,000

Total Preferred Stock (cost $15,766,357)		17,061,318

	Principal amount°
Short-Term Investments – 3.55%

Repurchase Agreements – 3.55%
Bank of America Merrill Lynch
0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $7,093,905 (collateralized by US government obligations 0.125% 4/15/18; market value $7,235,594)	7,093,714	7,093,714
Bank of Montreal
0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $17,734,729 (collateralized by US government obligations 0.00%–4.375% 1/11/18–8/15/40; market value $18,088,972)	17,734,286	17,734,286

27

Schedules of investments
Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas
1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $13,940,403 (collateralized by US government obligations 0.00%–2.50% 10/12/17–8/15/46; market value $14,218,800)	13,940,000	$13,940,000

Total Short-Term Investments (cost $38,768,000)		38,768,000

Total Value of Securities – 100.85% (cost $1,066,257,246)		$1,100,327,982

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $235,142,903, which represents 21.55% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at July 31, 2017.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

y	No contractual maturity date.

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

28

Schedules of investments
Delaware Extended Duration Bond Fund	July 31, 2017

	Principal amount°	Value (US $)
Convertible Bond – 0.12%
General Cable 4.50% exercise price $31.01, maturity date 11/15/29 f	873,000	$772,605

Total Convertible Bond (cost $688,181)		772,605

Corporate Bonds – 90.20%
Banking – 14.75%
Ally Financial 8.00% 11/1/31	595,000	741,519
Banco Santander 4.25% 4/11/27	2,600,000	2,727,715
Bank of America
3.593% 7/21/28 ●	1,755,000	1,763,687
4.183% 11/25/27	110,000	113,847
4.443% 1/20/48 ●	9,315,000	9,944,228
Bank of New York Mellon 4.625%y●	3,275,000	3,337,225
Barclays 4.95% 1/10/47	6,585,000	7,252,251
Credit Suisse Group
144A 4.282% 1/9/28 #	2,225,000	2,337,445
144A 6.25%#y●	1,147,000	1,233,453
Credit Suisse Group Funding Guernsey 4.875% 5/15/45	5,285,000	5,892,844
Fifth Third Bank 3.85% 3/15/26	5,000,000	5,186,810
Goldman Sachs Group 5.15% 5/22/45	7,765,000	8,807,358
JPMorgan Chase & Co.
3.882% 7/24/38 ●	3,180,000	3,186,627
4.032% 7/24/48 ●	8,295,000	8,362,729
6.75%y●	1,500,000	1,720,125
KeyBank 6.95% 2/1/28	2,467,000	3,130,877
Morgan Stanley
3.95% 4/23/27	1,450,000	1,473,490
4.375% 1/22/47	8,700,000	9,146,467
PNC Financial Services Group 5.00%y●	2,705,000	2,806,437
UBS 7.625% 8/17/22	4,020,000	4,793,850
US Bancorp 5.125%y●	2,805,000	2,994,337
USB Capital IX 3.50%y●	810,000	724,950
Wells Fargo & Co. 4.75% 12/7/46	5,710,000	6,199,667
Wells Fargo Capital X 5.95% 12/15/36	3,245,000	3,687,943

		97,565,881

Basic Industry – 3.24%
Barrick North America Finance 5.75% 5/1/43	6,045,000	7,422,220
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	1,248,000	1,365,312
Georgia-Pacific 8.00% 1/15/24	3,280,000	4,253,884
International Paper 4.40% 8/15/47	4,766,000	4,819,722
Mosaic 5.625% 11/15/43	1,615,000	1,667,539

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Sherwin-Williams 4.50% 6/1/47	1,185,000	$1,257,530
Westlake Chemical 5.00% 8/15/46	605,000	653,492

		21,439,699

Brokerage – 2.06%
Jefferies Group
6.45% 6/8/27	2,640,000	3,053,833
6.50% 1/20/43	1,985,000	2,264,690
Lazard Group
3.625% 3/1/27	2,265,000	2,257,815
3.75% 2/13/25	655,000	669,245
Legg Mason 5.625% 1/15/44	5,000,000	5,388,145

		13,633,728

Capital Goods – 6.94%
Airbus 144A 3.95% 4/10/47 #	8,310,000	8,622,697
LafargeHolcim Finance US 144A 4.75% 9/22/46 #	5,105,000	5,356,697
Rockwell Collins 4.35% 4/15/47	8,115,000	8,569,643
Siemens Financieringsmaatschappij 144A
4.20% 3/16/47 #	9,655,000	10,322,711
United Technologies 3.75% 11/1/46	6,900,000	6,792,222
Valmont Industries 5.00% 10/1/44	6,255,000	6,237,924

		45,901,894

Communications – 5.63%
American Tower 4.40% 2/15/26	7,125,000	7,574,894
AT&T
4.90% 8/14/37	2,795,000	2,791,107
5.15% 2/14/50	110,000	110,036
5.30% 8/14/58	5,785,000	5,780,129
Deutsche Telekom International Finance 8.75% 6/15/30	1,335,000	1,989,756
Grupo Televisa 5.00% 5/13/45	3,785,000	3,785,808
Myriad International Holdings 144A 4.85% 7/6/27 #	975,000	1,008,150
Telefonica Emisiones 5.213% 3/8/47	1,240,000	1,377,667
Time Warner Cable 7.30% 7/1/38	6,680,000	8,549,879
Verizon Communications 5.25% 3/16/37	3,980,000	4,257,601

		37,225,027

Consumer Cyclical – 3.51%
Alimentation Couche-Tard 144A 4.50% 7/26/47 #	2,180,000	2,238,437
Ford Motor 5.291% 12/8/46	1,785,000	1,849,976
General Motors 6.75% 4/1/46	2,805,000	3,369,296
Lowe’s 4.05% 5/3/47	6,775,000	6,947,627
Marriott International 4.50% 10/1/34	4,610,000	4,866,224
Mastercard 3.80% 11/21/46	3,845,000	3,934,973

		23,206,533

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 13.89%
Abbott Laboratories 4.90% 11/30/46	6,190,000	$6,869,371
Altria Group 3.875% 9/16/46	5,540,000	5,330,876
Anheuser-Busch InBev Finance 4.90% 2/1/46	8,910,000	10,063,141
Baxalta 5.25% 6/23/45	4,130,000	4,811,776
Becton Dickinson and Co. 4.669% 6/6/47	3,005,000	3,153,083
Biogen 5.20% 9/15/45	6,845,000	7,899,883
Celgene
4.625% 5/15/44	2,000,000	2,164,816
5.25% 8/15/43	4,315,000	4,998,431
Eli Lilly & Co. 3.95% 5/15/47	9,375,000	9,831,084
Heineken 144A 4.35% 3/29/47 #	5,335,000	5,567,003
Kellogg 4.50% 4/1/46	2,865,000	2,979,672
Kroger 4.45% 2/1/47	5,325,000	5,175,101
Molson Coors Brewing 4.20% 7/15/46	3,165,000	3,118,437
Mylan 5.25% 6/15/46	4,970,000	5,439,764
Pernod Ricard 144A 5.50% 1/15/42 #	5,605,000	6,674,569
Tyson Foods 4.55% 6/2/47	7,270,000	7,746,650

		91,823,657

Electric – 13.14%
American Transmission Systems 144A 5.00% 9/1/44 #	5,110,000	5,806,892
Appalachian Power 4.40% 5/15/44	6,950,000	7,436,813
Berkshire Hathaway Energy 4.50% 2/1/45	6,950,000	7,675,469
Black Hills 4.20% 9/15/46	4,850,000	4,771,231
ComEd Financing III 6.35% 3/15/33	4,400,000	4,859,734
DTE Electric 3.75% 8/15/47	3,675,000	3,673,015
Duke Energy 3.75% 9/1/46	3,420,000	3,339,110
Duke Energy Ohio 3.70% 6/15/46	1,000,000	990,835
Emera 6.75% 6/15/76 ●	3,445,000	3,944,525
Emera US Finance 4.75% 6/15/46	3,760,000	4,049,764
Enel Finance International 144A 4.75% 5/25/47 #	8,605,000	9,223,037
Entergy Arkansas 4.95% 12/15/44	2,765,000	2,857,769
Entergy Louisiana 4.95% 1/15/45	125,000	128,528
Fortis 3.055% 10/4/26	6,875,000	6,691,259
Indiana Michigan Power 3.75% 7/1/47	2,445,000	2,429,516
Indianapolis Power & Light 144A 4.05% 5/1/46 #	2,760,000	2,722,111
Kansas City Power & Light 4.20% 6/15/47	7,635,000	7,868,623
National Rural Utilities Cooperative Finance
5.25% 4/20/46 ●	935,000	1,003,340
Puget Sound Energy 4.434% 11/15/41	4,870,000	5,224,935
Tampa Electric 4.20% 5/15/45	2,175,000	2,203,932

		86,900,438

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy – 11.93%
Anadarko Petroleum 6.60% 3/15/46	4,555,000	$5,642,219
BP Capital Markets 3.723% 11/28/28	4,785,000	4,980,659
Canadian Natural Resources 4.95% 6/1/47	1,985,000	2,081,378
Enbridge 5.50% 12/1/46	6,680,000	7,729,809
Energy Transfer 6.125% 12/15/45	7,530,000	8,278,505
Eni 144A 5.70% 10/1/40 #	3,450,000	3,603,687
EnLink Midstream Partners
5.45% 6/1/47	3,170,000	3,221,874
5.60% 4/1/44	1,185,000	1,211,520
Kinder Morgan 5.05% 2/15/46	8,235,000	8,294,844
Marathon Oil
4.40% 7/15/27	3,195,000	3,255,060
5.20% 6/1/45	915,000	914,042
Marathon Petroleum 6.50% 3/1/41	905,000	1,068,948
Newfield Exploration 5.625% 7/1/24	1,275,000	1,343,531
Noble Energy 5.05% 11/15/44	5,200,000	5,417,053
ONEOK 4.95% 7/13/47	3,680,000	3,687,813
Petrobras Global Finance 7.25% 3/17/44	1,595,000	1,608,956
Petroleos Mexicanos 6.75% 9/21/47	1,595,000	1,683,044
Sabine Pass Liquefaction
5.625% 3/1/25	1,710,000	1,905,193
5.75% 5/15/24	945,000	1,063,905
5.875% 6/30/26	2,835,000	3,197,089
Shell International Finance 4.00% 5/10/46	5,920,000	6,003,117
Transcanada Trust
5.30% 3/15/77 ●	1,120,000	1,161,300
5.875% 8/15/76 ●	1,400,000	1,535,380

		78,888,926

Finance Companies – 0.97%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	3,020,000	3,261,600
Depository Trust & Clearing 144A 4.875%#y●	3,000,000	3,127,500

		6,389,100

Insurance – 8.15%
Alleghany 4.90% 9/15/44	3,525,000	3,728,382
Allstate 4.20% 12/15/46	9,115,000	9,680,814
Berkshire Hathaway Finance 4.30% 5/15/43	1,800,000	1,944,400
Brighthouse Financial 144A 4.70% 6/22/47 #	6,335,000	6,285,391
Manulife Financial 4.061% 2/24/32 ●	2,705,000	2,738,493
MetLife 4.60% 5/13/46	5,475,000	6,079,862
Nationwide Mutual Insurance 144A 4.95% 4/22/44 #	3,200,000	3,578,650
Progressive 4.125% 4/15/47	7,115,000	7,509,143
Travelers 4.00% 5/30/47	5,955,000	6,144,571

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
XLIT
3.761%y●	1,260,000	$1,184,400
5.50% 3/31/45	4,590,000	5,013,547

		53,887,653

Natural Gas – 1.30%
Piedmont Natural Gas 3.64% 11/1/46	6,300,000	5,865,873
Southwest Gas 3.80% 9/29/46	2,850,000	2,735,786

		8,601,659

Technology – 3.25%
Apple
3.45% 2/9/45	1,705,000	1,608,749
4.25% 2/9/47	2,445,000	2,613,123
4.65% 2/23/46	3,890,000	4,376,059
Applied Materials 4.35% 4/1/47	1,920,000	2,071,680
Dell International 144A 8.10% 7/15/36 #	1,880,000	2,379,134
Microsoft
3.70% 8/8/46	685,000	679,565
4.25% 2/6/47	7,155,000	7,751,799

		21,480,109

Transportation – 1.44%
Penske Truck Leasing 144A 3.40% 11/15/26 #	6,440,000	6,408,676
TTX 144A 4.20% 7/1/46 #	3,070,000	3,101,504

		9,510,180

Total Corporate Bonds (cost $570,543,382)		596,454,484

Municipal Bonds – 2.94%
Chicago, Illinois O’Hare International Airport Revenue
(Taxable Build America Bond) Series B 6.395% 1/1/40	3,800,000	5,100,208
Commonwealth of Massachusetts
Series C 5.00% 10/1/25	200,000	248,442
Long Island, New York Power Authority Electric System Revenue
(Taxable Build America Bond) Series B 5.85% 5/1/41	3,600,000	4,366,512
Los Angeles, California Department of Water & Power Revenue
(Taxable Build America Bond) Series D 6.574% 7/1/45	2,225,000	3,266,055
Metropolitan Transportation Authority, New York Revenue
(Taxable Build America Bond) Series A2 6.089% 11/15/40	3,205,000	4,198,486

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Oregon Department of Transportation Highway User Tax Revenue
(Taxable Build America Bond-Subordinate Lien) Series A	1,605,000	$2,055,363
5.834% 11/15/34
Texas Water Development Board
Series A 5.00% 10/15/45	200,000	231,812

Total Municipal Bonds (cost $14,940,876)		19,466,878

US Treasury Obligations – 1.61%
US Treasury Bond	5,990,000	6,120,798
3.00% 5/15/47
US Treasury Notes	1,440,000	1,434,656
1.75% 6/30/22
2.375% 5/15/27	3,080,000	3,103,460

Total US Treasury Obligations (cost $10,630,211)		10,658,914

	Number of shares
Convertible Preferred Stock – 0.26%
El Paso Energy Capital Trust I 4.75% exercise price
$50.00, maturity date 3/31/28	34,000	1,688,440

Total Convertible Preferred Stock (cost $1,687,760)		1,688,440

Preferred Stock – 1.67%
Bank of America 6.50% ●	1,500,000	1,695,000
DTE Energy 5.25%	60,000	1,536,600
General Electric 5.00% ●	4,814,000	5,081,370
Morgan Stanley 5.55% ●	2,280,000	2,391,150
USB Realty 144A 2.451% #●	400,000	356,000

Total Preferred Stock (cost $10,557,965)		11,060,120

	Principal amount°
Short-Term Investments – 2.60%
Repurchase Agreements – 2.04%
Bank of America Merrill Lynch
0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $2,464,605 (collateralized by US government obligations 0.125% 4/15/18; market value $2,513,831)	2,464,539	2,464,539
Bank of Montreal
0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $6,161,501 (collateralized by US government obligations 0.00%–4.375% 1/11/18–8/15/40; market value $6,284,574)	6,161,347	6,161,347

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $4,843,254 (collateralized by US government obligations 0.00%–2.50% 10/12/17–8/15/46; market value $4,939,977)	4,843,114	$4,843,114

		13,469,000

US Treasury Obligation – 0.56%≠
US Treasury Bill 0.92% 8/3/17	3,688,186	3,687,995

		3,687,995

Total Short-Term Investments (cost $17,156,998)		17,156,995

Total Value of Securities – 99.40% (cost $626,205,373)		$657,258,436

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $94,580,656, which represents 14.30% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

y	No contractual maturity date.

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

July 31, 2017

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Assets:
Investments, at value[1]	$1,061,559,982	$640,101,441
Short-term investments, at value[2]	38,768,000	17,156,995
Cash	195,098	—
Receivable for securities sold	22,288,280	27,767,998
Dividends and interest receivable	10,914,360	6,712,369
Receivable for fund shares sold	1,094,930	831,257
Other assets[3]	438,287	166,247

Total assets	1,135,258,937	692,736,307

Liabilities:
Cash overdraft	—	7,028
Payable for securities purchased	39,078,732	29,286,775
Payable for fund shares redeemed	1,752,136	474,730
Contingent liabilities[3]	1,460,956	554,156
Distribution payable	893,042	563,481
Investment management fees payable to affiliates	433,972	260,470
Other accrued expenses	332,569	195,627
Distribution fees payable to affiliates	176,140	73,926
Audit and tax fee payable	47,938	47,938
Dividend disbursing and transfer agent fees and expenses payable to affiliates	18,123	11,081
Accounting and administration expenses payable to affiliates	4,217	2,579
Trustees’ fees and expenses payable	2,621	1,610
Reports and statements to shareholders expenses payable to affiliates	1,203	576
Legal fees payable to affiliates	952	737

Total liabilities	44,202,601	31,480,714

Total Net Assets	$1,091,056,336	$661,255,593

Net Assets Consist of:
Paid-in capital	$1,103,158,078	$637,923,578
Distributions in excess of net investment income	(136,718)	(595,199)
Accumulated net realized loss	(46,035,760)	(7,125,849)
Net unrealized appreciation of investments	34,070,736	31,053,063

Total Net Assets	$1,091,056,336	$661,255,593

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Net Asset Value
Class A:
Net assets	$248,143,369	$196,753,604
Shares of beneficial interest outstanding, unlimited authorization, no par	42,071,224	29,731,862
Net asset value per share	$5.90	$6.62
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$6.18	$6.93

Class C:
Net assets	$131,520,416	$28,264,570
Shares of beneficial interest outstanding, unlimited authorization, no par	22,296,635	4,272,951
Net asset value per share	$5.90	$6.61

Class R:
Net assets	$24,207,036	$19,294,264
Shares of beneficial interest outstanding, unlimited authorization, no par	4,100,864	2,911,375
Net asset value per share	$5.90	$6.63

Institutional Class:
Net assets	$687,185,515	$393,714,546
Shares of beneficial interest outstanding, unlimited authorization, no par	116,508,950	59,591,043
Net asset value per share	$5.90	$6.61

Class R6:
Net assets	$—	$23,228,609
Shares of beneficial interest outstanding, unlimited authorization, no par	—	3,513,118
Net asset value per share	$—	$6.61
[1] Investments, at cost	$1,027,489,246	$609,048,375
[2] Short-term investments, at cost	38,768,000	17,156,998
[3] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

    Year ended July 31, 2017

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Investment Income:
Interest	$44,050,436	$28,537,235
Dividends	261,274	78,750

	44,311,710	28,615,985

Expenses:
Management fees	5,203,092	3,529,368
Distribution expenses – Class A	732,525	546,823
Distribution expenses – Class C	1,546,226	304,942
Distribution expenses – Class R	130,087	107,756
Dividend disbursing and transfer agent fees and expenses	1,392,620	751,927
Accounting and administration expenses	323,992	198,839
Legal fees	123,940	72,174
Registration fees	118,418	144,147
Reports and statements to shareholders expenses	92,697	60,599
Trustees’ fees and expenses	52,205	31,920
Audit and tax fees	48,946	48,492
Custodian fees	45,122	30,487
Other	50,440	36,612

	9,860,310	5,864,086
Less expenses waived	(46,202)	(256,055)
Less expense paid indirectly	(1,606)	(767)

Total operating expenses	9,812,502	5,607,264

Net Investment Income	34,499,208	23,008,721

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$6,684,422	$1,835,440
Foreign currencies	5,832	1,328
Futures contracts	268,698	(21,474)
Options purchased	(344,448)	(68,765)
Swap contracts	(270,411)	—

Net realized gain	6,344,093	1,746,529

Net change in unrealized appreciation (depreciation) of:
Investments	(12,876,738)	(19,071,573)
Futures contracts	—	124,090
Swap contracts	116,763	—

Net change in unrealized appreciation (depreciation)	(12,759,975)	(18,947,483)

Net Realized and Unrealized Loss	(6,415,882)	(17,200,954)

Net Increase in Net Assets Resulting from Operations	$28,083,326	$5,807,767

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Corporate Bond Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,499,208	$40,889,501
Net realized gain (loss)	6,344,093	(32,945,380)
Net change in unrealized appreciation (depreciation)	(12,759,975)	52,320,079

Net increase in net assets resulting from operations	28,083,326	60,264,200

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(10,158,299)	(13,714,939)
Class C	(4,215,326)	(4,947,954)
Class R	(837,999)	(905,876)
Institutional Class	(22,364,628)	(24,527,878)

Net realized gain:
Class A	—	(72,919)
Class C	—	(32,194)
Class R	—	(4,867)
Institutional Class	—	(110,366)

	(37,576,252)	(44,316,993)

Capital Share Transactions:
Proceeds from shares sold:
Class A	48,124,502	74,940,063
Class C	10,666,333	17,081,334
Class R	6,075,370	10,126,554
Institutional Class	385,354,541	238,689,064

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,231,037	12,266,547
Class C	3,640,108	4,326,651
Class R	837,999	910,743
Institutional Class	15,641,975	17,812,496

	479,571,865	376,153,452

	Year ended
	7/31/17	7/31/16
(continued)
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(156,641,819)	$(181,824,347)
Class C	(53,930,592)	(45,196,503)
Class R	(11,600,664)	(10,714,795)
Institutional Class	(295,181,692)	(504,697,959)

	(517,354,767)	(742,433,604)

Decrease in net assets derived from capital share transactions	(37,782,902)	(366,280,152)

Net Decrease in Net Assets	(47,275,828)	(350,332,945)
Net Assets:
Beginning of year	1,138,332,164	1,488,665,109

End of year	$1,091,056,336	$1,138,332,164

Undistributed (distributions in excess of) net investment income	$(136,718)	$20,790

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Extended Duration Bond Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,008,721	$22,665,763
Net realized gain (loss)	1,746,529	(5,614,639)
Net change in unrealized appreciation (depreciation)	(18,947,483)	54,510,499

Net increase in net assets resulting from operations	5,807,767	71,561,623

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,659,320)	(8,060,146)
Class C	(839,177)	(904,833)
Class R	(698,302)	(836,690)
Institutional Class	(13,975,153)	(12,962,354)
Class R6	(506,083)	(7,913)

Net realized gain:
Class A	—	(349,440)
Class C	—	(52,034)
Class R	—	(39,832)
Institutional Class	—	(530,078)

Return of capital:
Class A	—	(99,043)
Class C	—	(13,876)
Class R	—	(10,648)
Institutional Class	—	(153,033)
Class R6	—	(3,526)

	(23,678,035)	(24,023,446)

	Year ended
	7/31/17	7/31/16
Capital Share Transactions:
Proceeds from shares sold:
Class A	$55,230,518	$66,062,847
Class C	5,369,433	5,838,907
Class R	6,719,692	5,881,821
Institutional Class	176,836,364	104,015,687
Class R6	15,013,019	8,480,805

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,438,369	8,220,984
Class C	770,483	889,878
Class R	698,302	887,170
Institutional Class	13,186,863	13,105,599
Class R6	491,813	4,071

	281,754,856	213,387,769

Cost of shares redeemed:
Class A	(99,257,045)	(94,248,471)
Class C	(10,611,548)	(8,621,363)
Class R	(13,234,769)	(9,120,791)
Institutional Class	(159,780,608)	(113,840,914)
Class R6	(1,307,180)	(27,699)

	(284,191,150)	(225,859,238)

Decrease in net assets derived from capital share transactions	(2,436,294)	(12,471,469)

Net Increase (Decrease) in Net Assets	(20,306,562)	35,066,708
Net Assets:
Beginning of year	681,562,155	646,495,447

End of year	$661,255,593	$681,562,155

Distributions in excess of net investment income	$(595,199)	$(596,526)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, net realized gain distributions of $72,919 were made by the Fund’s Class A, which calculated to a de minimis amount of $(0.001) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

44

		Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$5.94	$5.81	$6.08	$5.95	$6.26

0.19	0.19	0.21	0.23	0.23
(0.03)	0.14	(0.19)	0.25	(0.10)

0.16	0.33	0.02	0.48	0.13

(0.20)	(0.20)	(0.23)	(0.25)	(0.25)
—	— [2]	(0.06)	(0.10)	(0.19)

(0.20)	(0.20)	(0.29)	(0.35)	(0.44)

$5.90	$5.94	$5.81	$6.08	$5.95

2.84%	5.91%	0.28%	8.33%	2.02%

$248,143	$352,477	$442,509	$511,351	$645,585
0.94%	0.94%	0.95%	0.94%	0.93%
0.94%	0.96%	0.96%	0.96%	0.98%
3.19%	3.28%	3.43%	3.81%	3.70%
3.19%	3.26%	3.42%	3.79%	3.65%
168%	217%	215%	215%	230%

45

Financial highlights

Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, net realized gain distributions of $32,194 were made by the Fund’s Class C, which calculated to a de minimis amount of $(0.001) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

46

		Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$5.94	$5.81	$6.08	$5.96	$6.26

0.14	0.15	0.16	0.18	0.18
(0.02)	0.14	(0.19)	0.25	(0.08)

0.12	0.29	(0.03)	0.43	0.10

(0.16)	(0.16)	(0.18)	(0.21)	(0.21)
—	— [2]	(0.06)	(0.10)	(0.19)

(0.16)	(0.16)	(0.24)	(0.31)	(0.40)

$5.90	$5.94	$5.81	$6.08	$5.96

2.07%	5.12%	(0.48%)	7.35%	1.43%

$131,520	$173,057	$193,746	$209,893	$273,594
1.69%	1.69%	1.70%	1.69%	1.68%
1.69%	1.71%	1.71%	1.70%	1.68%
2.44%	2.53%	2.68%	3.06%	2.95%
2.44%	2.51%	2.67%	3.05%	2.95%
168%	217%	215%	215%	230%

47

Financial highlights

Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, net realized gain distributions of $4,867 were made by the Fund’s Class R, which calculated to a de minimis amount of $(0.001) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

48

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$5.94	$5.82	$6.09	$5.96	$6.27

0.17	0.17	0.19	0.21	0.21
(0.02)	0.14	(0.19)	0.26	(0.09)

0.15	0.31	—	0.47	0.12

(0.19)	(0.19)	(0.21)	(0.24)	(0.24)
—	— [2]	(0.06)	(0.10)	(0.19)

(0.19)	(0.19)	(0.27)	(0.34)	(0.43)

$5.90	$5.94	$5.82	$6.09	$5.96

2.58%	5.47%	0.03%	8.06%	1.77%

$24,207	$29,149	$28,245	$35,142	$37,293
1.19%	1.19%	1.20%	1.19%	1.18%
1.19%	1.21%	1.21%	1.22%	1.28%
2.94%	3.03%	3.18%	3.56%	3.45%
2.94%	3.01%	3.17%	3.53%	3.35%
168%	217%	215%	215%	230%

49

Financial highlights

Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended July 31, 2016, net realized gain distributions of $110,366 were made by the Fund’s Institutional Class, which calculated to a de minimis amount of $(0.001) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

50

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$5.94	$5.81	$6.08	$5.95	$6.26

0.20	0.20	0.22	0.24	0.25
(0.02)	0.15	(0.19)	0.26	(0.10)

0.18	0.35	0.03	0.50	0.15

(0.22)	(0.22)	(0.24)	(0.27)	(0.27)
—	— [2]	(0.06)	(0.10)	(0.19)

(0.22)	(0.22)	(0.30)	(0.37)	(0.46)

$5.90	$5.94	$5.81	$6.08	$5.95

3.09%	6.18%	0.52%	8.60%	2.28%

$687,186	$583,649	$824,165	$468,205	$518,576
0.69%	0.69%	0.70%	0.69%	0.68%
0.69%	0.71%	0.71%	0.70%	0.68%
3.44%	3.53%	3.68%	4.06%	3.95%
3.44%	3.51%	3.67%	4.05%	3.95%
168%	217%	215%	215%	230%

51

Financial highlights

Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, return of capital distributions of $99,043 were made by the Fund’s Class A, which calculated to a de minimis amount of $(0.003) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

52

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$6.79	$6.29	$6.81	$6.28	$7.15

0.22	0.23	0.26	0.28	0.28
(0.16)	0.51	(0.21)	0.54	(0.42)

0.06	0.74	0.05	0.82	(0.14)

(0.23)	(0.23)	(0.27)	(0.29)	(0.29)
—	(0.01)	(0.30)	—	(0.44)
—	— [2]	—	—	—

(0.23)	(0.24)	(0.57)	(0.29)	(0.73)

$6.62	$6.79	$6.29	$6.81	$6.28

0.97%	12.14%	0.53%	13.42%	(2.45%)

$196,754	$241,190	$244,514	$277,041	$370,553
0.96%	0.96%	0.98%	0.96%	0.95%
1.00%	1.00%	1.02%	1.01%	1.04%
3.40%	3.60%	3.89%	4.35%	4.13%
3.36%	3.56%	3.85%	4.30%	4.04%
187%	219%	185%	216%	217%

53

Financial highlights

Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, return of capital distributions of $13,876 were made by the Fund’s Class C, which calculated to a de minimis amount of $(0.003) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

54

		Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$6.78	$6.29	$6.81	$6.28	$7.15

0.17	0.18	0.21	0.23	0.23
(0.16)	0.50	(0.21)	0.54	(0.42)

0.01	0.68	—	0.77	(0.19)

(0.18)	(0.18)	(0.22)	(0.24)	(0.24)
—	(0.01)	(0.30)	—	(0.44)
—	— [2]	—	—	—

(0.18)	(0.19)	(0.52)	(0.24)	(0.68)

$6.61	$6.78	$6.29	$6.81	$6.28

0.21%	11.14%	(0.22%)	12.59%	(3.17%)

$28,265	$33,777	$33,323	$30,091	$47,326
1.71%	1.71%	1.73%	1.71%	1.70%
1.75%	1.75%	1.77%	1.75%	1.74%
2.65%	2.85%	3.14%	3.60%	3.38%
2.61%	2.81%	3.10%	3.56%	3.34%
187%	219%	185%	216%	217%

55

Financial highlights

Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, return of capital distributions of $10,648 were made by the Fund’s Class R, which calculated to a de minimis amount of $(0.003) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

56

		Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$6.80	$6.30	$6.82	$6.29	$7.16

0.20	0.21	0.24	0.27	0.26
(0.16)	0.51	(0.22)	0.53	(0.42)

0.04	0.72	0.02	0.80	(0.16)

(0.21)	(0.21)	(0.25)	(0.27)	(0.27)
—	(0.01)	(0.29)	—	(0.44)
—	— [2]	—	—	—

(0.21)	(0.22)	(0.54)	(0.27)	(0.71)

$6.63	$6.80	$6.30	$6.82	$6.29

0.71%	11.84%	0.29%	13.13%	(2.68%)

$19,294	$25,965	$26,449	$34,545	$29,423
1.21%	1.21%	1.23%	1.21%	1.20%
1.25%	1.25%	1.27%	1.27%	1.34%
3.15%	3.35%	3.64%	4.10%	3.88%
3.11%	3.31%	3.60%	4.04%	3.74%
187%	219%	185%	216%	217%

57

Financial highlights

Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended July 31, 2016, return of capital distributions of $153,033 were made by the Fund’s Institutional Class, which calculated to a de minimis amount of $(0.003) per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

58

		Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$6.78	$6.28	$6.80	$6.27	$7.14

0.24	0.24	0.27	0.30	0.30
(0.17)	0.51	(0.21)	0.54	(0.43)

0.07	0.75	0.06	0.84	(0.13)

(0.24)	(0.24)	(0.28)	(0.31)	(0.30)
—	(0.01)	(0.30)	—	(0.44)
—	— [2]	—	—	—

(0.24)	(0.25)	(0.58)	(0.31)	(0.74)

$6.61	$6.78	$6.28	$6.80	$6.27

1.21%	12.26%	0.78%	13.72%	(2.21%)

$393,714	$372,052	$342,209	$307,039	$304,299
0.71%	0.71%	0.73%	0.71%	0.70%
0.75%	0.75%	0.77%	0.75%	0.74%
3.65%	3.85%	4.14%	4.60%	4.38%
3.61%	3.81%	4.10%	4.56%	4.34%
187%	219%	185%	216%	217%

59

Financial highlights

Delaware Extended Duration Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

		5/2/16[1]
	Year ended	to
	7/31/17	7/31/16

Net asset value, beginning of period	$6.78	$6.38

Income (loss) from investment operations:
Net investment income[2]	0.24	0.23
Net realized and unrealized gain (loss)	(0.16)	0.23

Total from investment operations	0.08	0.46

Less dividends and distributions from:
Net investment income	(0.25)	(0.06)
Return of capital	—	—	[3]

Total dividends and distributions	(0.25)	(0.06)

Net asset value, end of period	$6.61	$6.78

Total return[4]	1.29%	7.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,229	$8,578
Ratio of expenses to average net assets	0.63%	0.63%
Ratio of expenses to average net assets prior to fees waived	0.67%	0.65%
Ratio of net investment income to average net assets	3.73%	3.40%
Ratio of net investment income to average net assets prior to fees waived	3.69%	3.38%
Portfolio turnover	187%	219%	[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended July 31, 2016, return of capital distributions of $3,526 were made by the Fund’s Class R6, which calculated to a de minimis amount of $(0.003) per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Portfolio turnover is representative of the Fund for the year ended July 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

60

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund July 31, 2017

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Floating Rate Fund (formerly, Delaware Diversified Floating Rate Fund), Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, Class R, and Institutional Class shares. Delaware Extended Duration Bond Fund also offers Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

61

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended July 31, 2017 and for all open tax years (years ended July 31, 2014–July 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.”

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Funds may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2017, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

62

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2017.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2017, each Fund earned the following amounts under this agreement:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$1,606	$767

63

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of average daily net assets of each Fund from Aug. 1, 2016 through July 31, 2017* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds and may only be terminated by agreement of DMC and the Funds.

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund (Class A, Class C, Class R, and Institutional Class shares)	Delaware Extended Duration Bond Fund (Class R6 shares)
Operating expense limitation as a percentage of average daily net assets (per annum)	0.69%	0.71%	0.63%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

64

For the year ended July 31, 2017, the Funds were charged for these services as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$50,011	$30,568

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2017, each Fund was charged for these services as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$214,842	$131,317

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended July 31, 2017, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$21,747	$13,447

For the year ended July 31, 2017, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$11,084	$30,129

65

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended July 31, 2017, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Class A	$324	$22
Class C	5,832	12,093

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended July 31, 2017, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2017, the Funds engaged in securities purchases and sales, which resulted in the following net realized gains.

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Purchases	$—	$1,804,098
Sales	20,832,148	25,616,312
Net realized gain	786	923

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017. The aggregate contractual waiver period for Delaware Extended Duration Bond Fund’s Class R6 shares is from May 2, 2016 through Nov. 28, 2017.

66

3. Investments

For the year ended July 31, 2017, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Purchases other than US government securities	$1,657,063,054	$786,877,373
Purchases of US government securities	123,517,358	415,698,111
Sales other than US government securities	1,712,298,537	805,293,389
Sales of US government securities	125,902,227	408,691,527

At July 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Cost of investments	$1,073,310,835	$627,149,429
Aggregate unrealized appreciation of investments	$ 39,960,705	$ 32,595,964
Aggregate unrealized depreciation of investments	(12,943,558)	(2,486,957)
Net unrealized appreciation of investments	$ 27,017,147	$ 30,109,007

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

67

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

3. Investments (continued)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2017:

	Delaware Corporate Bond Fund

Securities	Level 1	Level 2	Total

Assets:
Corporate Debt	$ —	$1,027,619,554	$1,027,619,554
Municipal Bonds	—	10,364,153	10,364,153
Loan Agreements	—	3,931,296	3,931,296
Convertible Preferred Stock	2,583,661	—	2,583,661
Preferred Stock[1]	4,016,550	13,044,768	17,061,318
Short-Term Investments	—	38,768,000	38,768,000

Total Value of Securities	$6,600,211	$1,093,727,771	$1,100,327,982

	Delaware Extended Duration Bond Fund

Securities	Level 1	Level 2	Total

Assets:
Corporate Debt	$ —	$597,227,089	$597,227,089
Municipal Bonds	—	19,466,878	19,466,878
Convertible Preferred Stock	1,688,440	—	1,688,440
Preferred Stock[1]	1,536,600	9,523,520	11,060,120
US Treasury Obligations	—	10,658,914	10,658,914
Short-Term Investments	—	17,156,995	17,156,995

Total Value of Securities	$3,225,040	$654,033,396	$657,258,436

68

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of these security types for each Fund:

	Delaware Corporate Bond Fund

	Level 1	Level 2	Total
Preferred Stock	23.54%	76.46%	100.00%

	Delaware Extended Duration Bond Fund

	Level 1	Level 2	Total
Preferred Stock	13.89%	86.11%	100.00%

During the year ended July 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended July 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2017 and 2016 were as follows:

	Delaware Corporate Bond Fund
	Year ended
	7/31/17	7/31/16
Ordinary income	$37,576,252	$44,316,993

	Delaware Extended Duration Bond Fund
	Year ended
	7/31/17	7/31/16
Ordinary income	$23,678,035	$22,858,593
Long-term capital gains	—	884,727
Return of capital	—	280,126

Total	$23,678,035	$24,023,446

69

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

5. Components of Net Assets on a Tax Basis

As of July 31, 2017, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial interest	$1,103,158,078	$637,923,578
Undistributed ordinary income	819,211	4,098
Distributions payable	(893,042)	(563,481)
Troubled debt litigation	(1,022,669)	(387,909)
Capital loss carryforwards	(38,022,389)	—
Qualified late year loss deferrals	—	(5,829,700)
Unrealized appreciation of investments	27,017,147	30,109,007

Net assets	$1,091,056,336	$661,255,593

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of straddle losses, tax treatment of contingent payment on debt instruments, trust preferred securities, and market discount and premium on debt instruments.

Qualified late year capital losses represent losses realized from Nov. 1, 2016 through July 31, 2017, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on debt instruments, and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2017, the Funds recorded the following reclassifications:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Distributions in excess of net investment income	$2,919,536	$670,641
Accumulated net realized loss	(2,919,536)	(670,641)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2017, there were no capital loss carryforwards for Delaware Extended Duration Bond Fund. Capital loss carryforwards available to offset future realized capital gains for Delaware Corporate Bond Fund are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Corporate Bond Fund	$21,494,403	$16,527,986	$38,022,389

70

In 2017, the Funds utilized capital loss carryforwards as follows:

Capital loss carryforward utilized
Delaware Corporate Bond Fund	$3,102,718
Delaware Extended Duration Bond Fund	7,602,962

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund

	Year ended		Year ended

	7/31/17	7/31/16	7/31/17	7/31/16
Shares sold:
Class A	8,259,302	13,130,903	8,574,015	10,458,177
Class C	1,825,755	3,003,061	826,546	916,079
Class R	1,045,392	1,773,012	1,032,357	928,514
Institutional Class	66,706,427	41,839,997	27,488,461	16,558,897
Class R6	—	—	2,375,578	1,268,678

Shares issued upon reinvestment of dividends and distributions:
Class A	1,589,304	2,149,957	1,151,746	1,310,984
Class C	626,896	758,010	119,329	142,135
Class R	144,411	159,585	108,429	142,443
Institutional Class	2,692,439	3,121,204	2,043,476	2,092,804
Class R6	—	—	75,789	606

	82,889,926	65,935,729	43,795,726	33,819,317

Shares redeemed:
Class A	(27,160,676)	(32,022,046)	(15,534,820)	(15,100,859)
Class C	(9,308,688)	(7,933,176)	(1,652,344)	(1,378,607)
Class R	(1,995,642)	(1,880,417)	(2,050,279)	(1,449,098)
Institutional Class	(51,225,033)	(88,409,759)	(24,855,706)	(18,228,734)
Class R6	—	—	(203,411)	(4,122)

	(89,690,039)	(130,245,398)	(44,296,560)	(36,161,420)

Net decrease	(6,800,113)	(64,309,669)	(500,834)	(2,342,103)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended July 31, 2017 and 2016, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables above, and in the “Statements of changes in net assets.”

71

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

6. Capital Shares (continued)

	Year ended
	7/31/17
	Exchange Redemptions		Exchange Subscriptions

				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Delaware Corporate Bond Fund	8,605,558	81,107	2,488	8,701,608	$49,977,081
Delaware Extended Duration Bond Fund	2,797,433	1,709	355	2,808,998	17,728,307

	Year ended 7/31/16
	Exchange Redemptions			Exchange Subscriptions

	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Delaware Corporate Bond Fund	2,576,461	16,485	—	3,327	2,594,863	$15,070,249
Delaware Extended Duration Bond Fund	19,810	—	2,721	2,718	19,879	146,180

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

72

The Funds had no amounts outstanding as of July 31, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at July 31, 2017.

During the year ended July 31, 2017, the Funds used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – Each Fund may enter into options contracts in the normal course of pursuing its investment objective. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions, and foreign currencies; as an efficient means of adjusting the Funds’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Funds may buy or write call or put options on securities, futures, swaps, financial indices, and foreign currencies. When the Funds buy an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Funds write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities

73

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended July 31, 2017. No options contracts were outstanding at July 31, 2017.

During the year ended July 31, 2017, the Funds used options purchased contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts – Each Fund may enter into CDS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Funds will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2017, Delaware Corporate Bond Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2017, the Funds did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Funds had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Funds and the counterparty and by the posting of

74

collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2017, Delaware Corporate Bond Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at July 31, 2017.

The effect of derivative instruments on the “Statements of operations” for the year ended July 31, 2017 was as follows:

	Delaware Corporate Bond Fund

	Net Realized Gain (Loss) on:

	Futures	Options	Swap
	Contracts	Purchased	Contracts	Total
Interest rate contracts	$268,698	$(344,448)	$ —	$ (75,750)
Credit contracts	—	—	(270,411)	(270,411)

Total	$268,698	$(344,448)	$(270,411)	$(346,161)

Net Change in Unrealized Appreciation (Depreciation) of:

Swap
Contracts
Credit contracts	$116,763

	Delaware Extended Duration Bond Fund

	Net Realized Gain (Loss) on:

	Futures	Options
	Contracts	Purchased	Total
Interest rate contracts	$(21,474)	$(68,765)	$(90,239)

Net Change in
Unrealized Appreciation
(Depreciation) of:

Futures
Contracts
Interest rate contracts	$124,090

75

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended July 31, 2017:

	Long Derivative Volume
	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Futures contracts (average notional value)	$1,209,145	$3,656,912
Options contracts (average notional value)	15,289	177
CDS contracts (average notional value)*	2,669,048	—

	Short Derivative Volume

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Futures contracts (average notional value)	$932,982	$1,766,527
*Long represents buying protection and short represents selling protection.

9. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency, laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

76

At July 31, 2017, the Funds had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

	Delaware Corporate Bond Fund

		Fair Value of
		Non-Cash	Cash Collateral	Net Collateral
Counterparty	Repurchase Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 7,093,714	$ (7,093,714)	$—	$ (7,093,714)	$—
Bank of Montreal	17,734,286	(17,734,286)	—	(17,734,286)	—
BNP Paribas	13,940,000	(13,940,000)	—	(13,940,000)	—

Total	$38,768,000	$(38,768,000)	$—	$(38,768,000)	$—

	Delaware Extended Duration Bond Fund

		Fair Value of
		Non-Cash	Cash Collateral	Net Collateral
Counterparty	Repurchase Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 2,464,539	$ (2,464,539)	$—	$ (2,464,539)	$—
Bank of Montreal	6,161,347	(6,161,347)	—	(6,161,347)	—
BNP Paribas	4,843,114	(4,843,114)	—	(4,843,114)	—

Total	$13,469,000	$(13,469,000)	$—	$(13,469,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2017.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to

77

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

10. Securities Lending (continued)

hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

During the year ended July 31, 2017, the Funds had no securities on loan.

11. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

78

Each Fund invests in high yield, fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the

79

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

11. Credit and Market Risk (continued)

Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

13. General Motors Corporation Term Loan Litigation

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Funds in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Funds of certain amounts received by the Funds because a US Court of Appeals has ruled that the Funds and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Funds received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Funds should not have received payment in full. Based upon currently available information related to the litigation and the Funds’ potential exposure, the Funds recorded a contingent liability and an asset based on the expected recoveries to unsecured creditors as of July 31, 2017 that resulted in a decrease in the Funds’ NAVs to reflect this likely recovery as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Asset	$438,287	$166,247
Liability	1,460,956	554,156

14. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statements presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are materially consistent with the Funds’ current financial statements presentation and expects that the Funds will comply with the Rule’s Regulation S-X amendments by the Aug. 1, 2017 compliance date.

80

15. Subsequent Events

From Sept. 1, 2017, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (the “Total Fee”). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2017 that would require recognition or disclosure in the Funds’ financial statements.

81

Report of independent registered

public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group® Income Funds, hereafter referred to as the “Funds”) as of July 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2017

82

Other Fund information (Unaudited)

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2017, each Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
Delaware Corporate Bond Fund	100.00%
Delaware Extended Duration Bond Fund	100.00%

(A) is based on a percentage of each Fund’s total distributions.

For the fiscal year ended July 31, 2017, certain interest income paid by Delaware Corporate Bond Fund determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2017. For the fiscal year ended July 31, 2017, Delaware Corporate Bond Fund has reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income	$27,988,461

83

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K.Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

84

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

85

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

86

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

87

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

88

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) — 3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

89

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

90

Annual report

Fixed income mutual fund

Delaware High-Yield Opportunities Fund

July 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds by Macquarie is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware High-Yield Opportunities Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware High-Yield Opportunities Fund	August 8, 2017

Performance preview (for the year ended July 31, 2017)
Delaware High-Yield Opportunities Fund (Institutional Class shares)	1-year return	+10.08%
Delaware High-Yield Opportunities Fund (Class A shares)	1-year return	+9.83%
BofA Merrill Lynch US High Yield Constrained Index (benchmark)	1-year return	+11.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 4. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

High yield bonds posted strong returns during the Fund’s fiscal year ended July 31, 2017, as slow-but-steady economic growth and continued low benchmark interest rates provided investors with the confidence and incentive to move down the credit spectrum in search of yield. Notably, a portion of the demand for high yield debt originated from nontraditional buyers in Europe and Asia, where rates remained lower and economic growth was even more modest. Overall, high yield credit spreads tightened from 569 basis points at the start of the Fund’s fiscal year to 361 basis points as the period ended (source: Bloomberg). (One basis point is a hundredth of a percentage point.)

Spreads tightened in January and February 2017, which seemed to indicate an optimistic outlook on corporate earnings and the potential for pro-growth fiscal policies. However, in March, spreads widened as a result of increased supply and weakness in energy prices that destabilized a key sector of the high yield market. Nonetheless, this period of spread widening was offset by the US presidential election results, which many investors believed enhanced the odds for a major boost in infrastructure spending. Though expectations for a robust round of fiscal stimulus that would include corporate tax cuts were subsequently scaled back, business-friendly policies in Congress and the White House appeared likely to provide much-needed

The following factors

affected high yield

bonds during the

fiscal year:

●	Steady economic growth and low US interest rates

●	Expectations for aggressive fiscal stimulus under the Trump administration

●	Relatively healthy corporate credit profiles that encouraged risk taking

1

Portfolio management review
Delaware High-Yield Opportunities Fund

support to a high yield market that had become expensive – although not appearing to approach price inflation – by historical standards.

Sectors that typically benefit from faster economic growth, lower taxes, and targeted federal spending outperformed during the fiscal year. These included areas related to infrastructure spending such as basic industry, building, capital goods, commodities, construction, metals & mining, and paper & packaging. Buyers were not indiscriminate, however, as weaker businesses were weeded out and replaced by sturdier names. Meanwhile, healthcare underperformed as a result of uncertainty about the fate of the Affordable Care Act, whatever legislation might replace it, and headlines about high prescription drug prices. Retail also lagged, reflecting the ongoing move from brick-and-mortar stores to online shopping. Similarly, traditional wireline providers struggled amid the shift to wireless communications.

Fund performance

For the fiscal year ended July 31, 2017, Delaware High-Yield Opportunities Fund underperformed its benchmark, the BofA Merrill Lynch US High Yield Constrained Index. The Fund’s Institutional Class shares returned +10.08%. The Fund’s Class A shares returned +9.83% at net asset value and +4.78% at maximum offer price (these figures reflect all distributions reinvested). During the same period, the benchmark returned +11.24%. For complete, annualized performance of Delaware High-Yield Opportunities Fund, please see the table on page 4.

The Fund’s strongest sector contributors during the fiscal year were basic industry and capital goods; the largest detractors were energy and financials. On the individual securities level, our bottom-up (bond by bond) approach to portfolio construction identified several issues that offered nearly the same yield as similar bonds ranking lower on the credit spectrum. A series of incremental moves into those positions improved the Fund’s credit profile without sacrificing income.

Among individual holdings, Scientific Games International contributed significantly to the Fund’s relative performance. In conducting our due diligence, we became convinced that the company, which provides a wide array of interactive technology products to the global lottery and regulated gaming industries, was committed to deleveraging its balance sheet and improving the pace of its sales growth. Scientific Games International was the Fund’s strongest performer over the fiscal year, and while maintaining a position in the security, we have sold off a portion of the position in order to take some profits.

Prime Security Services Borrower added to the Fund’s performance during the fiscal year. The California-based company provides armed and unarmed security services to homes, businesses, events, individuals, and airports. In the past, we have found various aspects of the security business appealing, particularly its potential to generate recurrent free cash flow. In the case of Prime Security Services Borrower, management indicated a willingness to pull back on capital spending plans and use the savings to pay down debt. As the fiscal year ended, the Fund continued to hold the bonds in anticipation of additional deleveraging that could result in a credit upgrade. The Fund’s position in unsecured, longer-dated Sprint bonds also contributed to relative outperformance on the basis of stronger-than-expected earnings and ongoing rumors about merger and acquisition activity. Though the company’s management is actively attempting to partner with another communications business – either through an acquisition or as an acquisition target itself – we prefer to view Sprint as a stand-alone company that could remain independent indefinitely. The Fund continues to hold Sprint debt as we monitor the company’s

2

attempt to find an alternative to its stalled merger negotiations with T-Mobile US.

Consumer products company Revlon detracted from the Fund’s relative performance. Management reported poor operating results and compounded the earnings undershoot by failing to provide investors with clear guidance for subsequent quarters. Revlon also was slow to establish an outlet for selling its products on Amazon, an oversight that exacerbated the general softness playing out in the retail sector. Given the lack of clarity, in our view, regarding the company’s prospects, we exited the position in the Fund during the fiscal year.

Albertsons also detracted from performance, although total returns on the bonds were still positive. The company took on additional leverage to finance a number of acquisitions, thereby stressing its balance sheet. Investors were also unnerved by Amazon’s acquisition of Whole Foods, a high-profile corporate marriage that could draw customers away from traditional brick-and-mortar grocery stores, including the roughly 2,400 stores Albertsons owns and operates. We believe concerns about online food shopping are overblown, however, and the Fund retained a position in Albertsons.

Finally, the Fund’s position in consumer products company L Brands detracted from returns. With brands including Victoria’s Secret and Bath & Body Works, we believe the company remains vulnerable to the ongoing slump in mall traffic. We liquidated the Fund’s position in L Brands and deployed the assets elsewhere, following a series of managerial decisions that we did not think would bode well for the company’s prospects.

Despite a mild slip late in the Fund’s fiscal year, high yield fundamentals remained solid and should remain well supported. Given the current level of valuations, however, we are likely to continue to tilt the Fund’s portfolio toward what we view as higher-quality names. Specifically, we remain open to building larger positions when we view a management team as committed to using free cash flow to deleverage its balance sheet. More broadly, we are inclined to view episodes of spread widening as buying opportunities within a generally favorable macroeconomic backdrop for high yield bonds. We believe that elevated valuations within the high yield market should play to our strength as bottom-up bond pickers and our emphasis on uncovering relative value through meticulous credit analysis.

3

Performance summary
Delaware High-Yield Opportunities Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 30, 1996)
Excluding sales charge	+9.83%	+5.19%	+6.53%	+6.77%
Including sales charge	+4.78%	+4.24%	+6.04%	+6.54%
Class C (Est. Feb. 17, 1998)		.
Excluding sales charge	+9.29%	+4.42%	+5.79%	+5.30%
Including sales charge	+8.29%	+4.42%	+5.79%	+5.30%
Class R (Est. June 2, 2003)
Excluding sales charge	+9.54%	+4.94%	+6.29%	+7.27%
Including sales charge	+9.54%	+4.94%	+6.29%	+7.27%
Institutional Class (Est. Dec. 30, 1996)
Excluding sales charge	+10.08%	+5.46%	+6.82%	+7.07%
Including sales charge	+10.08%	+5.46%	+6.82%	+7.07%
BofA Merrill Lynch US High Yield
Constrained Index	+11.24%	+6.76%	+8.10%	+7.12%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

4

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher trading costs and tax liability.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

5

Performance summary
Delaware High-Yield Opportunities Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.80% of the Fund’s average daily net assets during the period from Aug.1, 2016 through July 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.14%	1.89%	1.39%	0.89%
(without fee waivers)
Net expenses	1.05%	1.80%	1.30%	0.80%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015, through Nov. 28, 2017.

6

Performance of a $10,000 investment1

Average annual total returns from July 31, 2007, through July 31, 2017

For period beginning July 31, 2007, through July 31, 2017	Starting value	Ending value
BofA Merrill Lynch US High Yield Constrained Index	$10,000	$21,781
Delaware High-Yield Opportunities
Fund — Institutional Class shares	$10,000	$19,345
Delaware High-Yield Opportunities
Fund — Class A shares	$9,550	$17,975

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2007, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the BofA Merrill Lynch US High Yield Constrained Index as of July 31, 2007. The BofA Merrill Lynch US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

7

Performance summary
Delaware High-Yield Opportunities Fund

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843

8

This page intentionally left blank.

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2017 to July 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

10

Delaware High-Yield Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Annualized Expense Ratio	Expenses Paid During Period 2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,045.60	1.05%	$5.33
Class C	1,000.00	1,044.50	1.80%	9.12
Class R	1,000.00	1,044.30	1.30%	6.59
Institutional Class	1,000.00	1,046.90	0.80%	4.06

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.59	1.05%	$5.26
Class C	1,000.00	1,015.87	1.80%	9.00
Class R	1,000.00	1,018.35	1.30%	6.51
Institutional Class	1,000.00	1,020.83	0.80%	4.01

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

11

Security type / sector allocation
Delaware High-Yield Opportunities Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Convertible Bond	0.17%
Corporate Bonds	92.86%
Automotive	0.46%
Banking	3.39%
Basic Industry	14.64%
Capital Goods	3.19%
Consumer Cyclical	8.04%
Consumer Non-Cyclical	3.72%
Energy	14.27%
Financial Services	1.68%
Healthcare	9.62%
Insurance	2.14%
Media	10.72%
Services	6.41%
Technology & Electronics	4.03%
Telecommunications	6.44%
Transportation	1.02%
Utilities	3.09%
Loan Agreements	2.58%
Municipal Bond	0.29%
Common Stock	0.00%
Preferred Stock	1.37%
Short-Term Investments	3.22%
Total Value of Securities	100.49%
Liabilities Net of Receivables and Other Assets	(0.49%)
Total Net Assets	100.00%

12

Schedule of investments
Delaware High-Yield Opportunities Fund	July 31, 2017

	Principal amount°	Value (US $)
Convertible Bond – 0.17%
General Cable 4.50% exercise price $31.01, maturity date 11/15/29 f	560,000	$495,600

Total Convertible Bond (cost $441,445)		495,600

Corporate Bonds – 92.86%
Automotive – 0.46%
American Tire Distributors 144A 10.25% 3/1/22 #	1,255,000	1,314,613

		1,314,613

Banking – 3.39%
Ally Financial 5.75% 11/20/25	2,120,000	2,276,350
Credit Suisse Group 144A 6.25% #y●	1,380,000	1,484,014
Lloyds Banking Group 7.50% y●	655,000	730,325
Popular 7.00% 7/1/19	2,238,000	2,372,280
Royal Bank of Scotland Group 8.625% y●	1,070,000	1,184,361
UBS Group 6.875% y●	1,425,000	1,565,426

		9,612,756

Basic Industry – 14.64%
Allegheny Technologies 7.875% 8/15/23	949,000	1,001,195
BMC East 144A 5.50% 10/1/24 #	1,015,000	1,070,825
Boise Cascade 144A 5.625% 9/1/24 #	1,705,000	1,781,725
Builders FirstSource
144A 5.625% 9/1/24 #	855,000	900,956
144A 10.75% 8/15/23 #	1,340,000	1,547,700
Cemex 144A 7.75% 4/16/26 #	1,780,000	2,047,000
Cemex Finance 144A 6.00% 4/1/24 #	895,000	952,056
Chemours
5.375% 5/15/27	810,000	855,563
7.00% 5/15/25	600,000	672,000
Cliffs Natural Resources 144A 5.75% 3/1/25 #	1,120,000	1,097,600
Coeur Mining 144A 5.875% 6/1/24 #	995,000	986,294
FMG Resources 144A 5.125% 5/15/24 #	1,295,000	1,351,656
Freeport-McMoRan 6.875% 2/15/23	2,660,000	2,906,050
Hexion 144A 10.375% 2/1/22 #	835,000	849,613
Hudbay Minerals
144A 7.25% 1/15/23 #	165,000	179,644
144A 7.625% 1/15/25 #	1,290,000	1,422,225
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	1,305,000	1,494,225
Koppers 144A 6.00% 2/15/25 #	1,585,000	1,691,987
Kraton Polymers
144A 7.00% 4/15/25 #	1,100,000	1,188,000
144A 10.50% 4/15/23 #	615,000	718,013
NCI Building Systems 144A 8.25% 1/15/23 #	1,465,000	1,589,525

13

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
New Gold
144A 6.25% 11/15/22 #	615,000	$639,600
144A 6.375% 5/15/25 #	1,060,000	1,102,400
NOVA Chemicals 144A 5.25% 6/1/27 #	1,450,000	1,457,250
Novelis 144A 6.25% 8/15/24 #	1,700,000	1,823,250
Olin 5.125% 9/15/27	1,510,000	1,588,807
Steel Dynamics 5.00% 12/15/26	1,630,000	1,723,725
Summit Materials
144A 5.125% 6/1/25 #	770,000	793,100
6.125% 7/15/23	1,910,000	2,010,275
8.50% 4/15/22	315,000	355,950
US Concrete 6.375% 6/1/24	1,585,000	1,699,913
Zekelman Industries 144A 9.875% 6/15/23 #	1,750,000	1,986,250

		41,484,372

Capital Goods – 3.19%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	1,365,000	1,461,396
BWAY Holding
144A 5.50% 4/15/24 #	1,370,000	1,440,213
144A 7.25% 4/15/25 #	1,090,000	1,139,050
Flex Acquisition 144A 6.875% 1/15/25 #	1,370,000	1,441,069
General Cable 5.75% 10/1/22	520,000	535,600
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	1,365,000	1,518,563
TransDigm 6.375% 6/15/26	1,435,000	1,503,163

		9,039,054

Consumer Cyclical – 8.04%
AMC Entertainment Holdings 6.125% 5/15/27	1,420,000	1,464,233
Boyd Gaming 6.375% 4/1/26	1,980,000	2,163,150
ESH Hospitality 144A 5.25% 5/1/25 #	2,290,000	2,398,775
JC Penney 8.125% 10/1/19	523,000	572,031
Landry’s 144A 6.75% 10/15/24 #	1,275,000	1,310,445
Lithia Motors 144A 5.25% 8/1/25 #	705,000	727,913
Live Nation Entertainment 144A 4.875% 11/1/24 #	1,020,000	1,048,050
M/I Homes 144A 5.625% 8/1/25 #	1,200,000	1,200,000
MGM Resorts International 4.625% 9/1/26	1,365,000	1,387,932
Mohegan Gaming & Entertainment 144A
7.875% 10/15/24 #	2,040,000	2,162,400
Penn National Gaming 144A 5.625% 1/15/27 #	1,555,000	1,605,537
Penske Automotive Group 5.50% 5/15/26	2,095,000	2,105,475
PetSmart 144A 5.875% 6/1/25 #	1,285,000	1,240,828
Rite Aid 144A 6.125% 4/1/23 #	900,000	895,500
Scientific Games International 10.00% 12/1/22	2,230,000	2,494,813

		22,777,082

14

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 3.72%
Albertsons 144A 6.625% 6/15/24 #	2,135,000	$2,012,237
Cott Holdings 144A 5.50% 4/1/25 #	1,500,000	1,580,625
Dean Foods 144A 6.50% 3/15/23 #	1,285,000	1,334,794
JBS USA LUX 144A 5.75% 6/15/25 #	1,665,000	1,656,675
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	1,485,000	1,496,137
Post Holdings
144A 5.00% 8/15/26 #	795,000	817,856
144A 5.75% 3/1/27 #	753,000	801,945
Tempur Sealy International 5.50% 6/15/26	810,000	836,325

		10,536,594

Energy – 14.27%
Alta Mesa Holdings 144A 7.875% 12/15/24 #	1,600,000	1,688,000
AmeriGas Partners 5.875% 8/20/26	1,465,000	1,508,950
Andeavor Logistics Finance 5.25% 1/15/25	1,500,000	1,610,625
Antero Resources
5.00% 3/1/25	530,000	524,700
5.625% 6/1/23	342,000	352,260
Cheniere Corpus Christi Holdings
144A 5.125% 6/30/27 #	480,000	501,000
5.875% 3/31/25	715,000	777,563
7.00% 6/30/24	830,000	949,313
Chesapeake Energy
144A 8.00% 12/15/22 #	432,000	459,540
144A 8.00% 1/15/25 #	460,000	462,875
Crestwood Midstream Partners 5.75% 4/1/25	1,405,000	1,415,537
Genesis Energy
6.00% 5/15/23	855,000	850,725
6.75% 8/1/22	1,090,000	1,111,800
Gulfport Energy 6.625% 5/1/23	1,550,000	1,573,250
Halcon Resources 144A 6.75% 2/15/25 #	1,520,000	1,561,800
Hilcorp Energy I
144A 5.00% 12/1/24 #	700,000	668,150
144A 5.75% 10/1/25 #	740,000	725,200
Laredo Petroleum 6.25% 3/15/23	1,650,000	1,709,813
Murphy Oil 6.875% 8/15/24	2,220,000	2,364,300
Murphy Oil USA 5.625% 5/1/27	1,475,000	1,557,969
Newfield Exploration 5.375% 1/1/26	1,435,000	1,503,163
NGPL PipeCo
144A 4.375% 8/15/22 #	200,000	206,250
144A 4.875% 8/15/27 #	250,000	258,125
NuStar Logistics 5.625% 4/28/27	1,583,000	1,681,937

15

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Oasis Petroleum
6.50% 11/1/21	370,000	$367,225
6.875% 3/15/22	1,380,000	1,373,100
Precision Drilling
6.50% 12/15/21	955,000	943,063
6.625% 11/15/20	660,690	657,387
7.75% 12/15/23	506,000	511,060
QEP Resources 6.875% 3/1/21	2,095,000	2,204,987
Southwestern Energy
4.10% 3/15/22	740,000	693,750
6.70% 1/23/25	1,465,000	1,449,896
Summit Midstream Holdings 5.75% 4/15/25	990,000	1,007,325
Targa Resources Partners 144A 5.375% 2/1/27 #	1,420,000	1,480,350
Transocean 144A 9.00% 7/15/23 #	1,375,000	1,443,750
Transocean Proteus 144A 6.25% 12/1/24 #	703,000	739,907
WildHorse Resource Development 144A 6.875% 2/1/25 #	1,580,000	1,552,350

		40,446,995

Financial Services – 1.68%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	1,630,000	1,760,400
E*TRADE Financial 5.875% y●	1,595,000	1,715,582
NFP 144A 6.875% 7/15/25 #	1,270,000	1,295,241

		4,771,223

Healthcare – 9.62%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	2,058,000	1,985,970
Change Healthcare Holdings 144A 5.75% 3/1/25 #	1,580,000	1,639,250
CHS 6.25% 3/31/23	1,390,000	1,428,225
DaVita 5.00% 5/1/25	1,945,000	1,978,649
HCA
5.375% 2/1/25	2,375,000	2,533,218
5.875% 2/15/26	1,020,000	1,114,350
7.58% 9/15/25	690,000	799,537
HealthSouth
5.75% 11/1/24	835,000	853,787
5.75% 9/15/25	1,895,000	1,961,325
Hill-Rom Holdings
144A 5.00% 2/15/25 #	590,000	609,175
144A 5.75% 9/1/23 #	1,105,000	1,171,300
inVentiv Group Holdings 144A 7.50% 10/1/24 #	900,000	990,000
Mallinckrodt International Finance
144A 5.50% 4/15/25 #	285,000	265,050
144A 5.625% 10/15/23 #	1,030,000	991,375
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	2,200,000	2,387,000

16

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Surgery Center Holdings
144A 6.75% 7/1/25 #	730,000	$751,900
144A 8.875% 4/15/21 #	730,000	793,875
Tenet Healthcare
144A 5.125% 5/1/25 #	1,200,000	1,210,500
144A 7.00% 8/1/25 #	695,000	687,402
8.00% 8/1/20	2,040,000	2,075,700
8.125% 4/1/22	970,000	1,045,175

		27,272,763

Insurance – 2.14%
AssuredPartners 144A 7.00% 8/15/25 #	1,255,000	1,267,550
HUB International 144A 7.875% 10/1/21 #	2,545,000	2,669,069
USIS Merger Sub 144A 6.875% 5/1/25 #	2,050,000	2,126,875

		6,063,494

Media – 10.72%
Altice Luxembourg 144A 7.75% 5/15/22 #	2,220,000	2,361,525
CCO Holdings
144A 5.50% 5/1/26 #	25,000	26,633
144A 5.75% 2/15/26 #	1,095,000	1,179,863
144A 5.875% 5/1/27 #	1,480,000	1,595,617
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	725,000	812,906
CSC Holdings 144A 10.875% 10/15/25 #	2,970,000	3,712,500
DISH DBS 7.75% 7/1/26	1,491,000	1,789,200
Gray Television 144A 5.875% 7/15/26 #	2,320,000	2,407,000
Lamar Media 5.75% 2/1/26	990,000	1,079,100
Nexstar Broadcasting 144A 5.625% 8/1/24 #	1,390,000	1,440,387
Nielsen Co Luxembourg 144A 5.00% 2/1/25 #	805,000	833,175
Radiate Holdco 144A 6.625% 2/15/25 #	1,450,000	1,455,437
SFR Group 144A 7.375% 5/1/26 #	2,210,000	2,400,613
Sinclair Television Group 144A 5.125% 2/15/27 #	1,465,000	1,457,675
Sirius XM Radio 144A 5.375% 4/15/25 #	1,600,000	1,684,000
Tribune Media 5.875% 7/15/22	1,260,000	1,327,725
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	1,795,000	1,873,531
VTR Finance 144A 6.875% 1/15/24 #	2,745,000	2,933,719

		30,370,606

Services – 6.41%
Advanced Disposal Services 144A 5.625% 11/15/24 #	1,665,000	1,731,600
Avis Budget Car Rental 144A 6.375% 4/1/24 #	1,095,000	1,129,903
Cardtronics 144A 5.50% 5/1/25 #	1,165,000	1,202,863
Covanta Holding 5.875% 7/1/25	1,320,000	1,287,000
GEO Group
5.875% 10/15/24	590,000	615,813

17

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
GEO Group
6.00% 4/15/26	1,215,000	$1,271,060
Herc Rentals
144A 7.50% 6/1/22 #	419,000	455,663
144A 7.75% 6/1/24 #	922,000	1,004,980
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,635,000	1,745,363
KAR Auction Services 144A 5.125% 6/1/25 #	690,000	721,050
Prime Security Services Borrower 144A 9.25% 5/15/23 #	3,340,000	3,736,625
Team Health Holdings 144A 6.375% 2/1/25 #	1,165,000	1,144,613
United Rentals North America 5.50% 5/15/27	1,990,000	2,104,425

		18,150,958

Technology & Electronics – 4.03%
CDK Global 5.00% 10/15/24	1,515,000	1,609,687
CDW Finance 5.00% 9/1/25	760,000	797,529
CommScope Technologies
144A 5.00% 3/15/27 #	1,290,000	1,296,450
144A 6.00% 6/15/25 #	100,000	108,000
Entegris 144A 6.00% 4/1/22 #	1,480,000	1,551,617
Genesys Telecommunications Laboratories
144A 10.00% 11/30/24 #	790,000	898,625
Infor US 6.50% 5/15/22	1,435,000	1,501,369
Sensata Technologies UK Financing 144A
6.25% 2/15/26 #	1,545,000	1,691,775
Solera 144A 10.50% 3/1/24 #	1,000,000	1,155,000
Symantec 144A 5.00% 4/15/25 #	765,000	803,250

		11,413,302

Telecommunications – 6.44%
CenturyLink
6.75% 12/1/23	1,740,000	1,853,100
7.50% 4/1/24	305,000	332,068
Cincinnati Bell 144A 7.00% 7/15/24 #	2,120,000	2,151,800
CyrusOne 144A 5.375% 3/15/27 #	1,335,000	1,413,431
Level 3 Financing 5.375% 5/1/25	1,305,000	1,389,825
Sprint
7.125% 6/15/24	2,290,000	2,516,137
7.875% 9/15/23	640,000	728,000
Telecom Italia 144A 5.303% 5/30/24 #	795,000	875,494
T-Mobile USA
6.375% 3/1/25	1,145,000	1,235,169
6.50% 1/15/26	100,000	111,500
Uniti Group 144A 7.125% 12/15/24 #	2,220,000	2,175,600
Wind Acquisition Finance 144A 7.375% 4/23/21 #	1,105,000	1,151,106

18

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
Zayo Group 6.375% 5/15/25	2,120,000	$2,305,500

		18,238,730

Transportation –1.02%
DAE Funding
144A 4.50% 8/1/22 #	525,000	535,500
144A 5.00% 8/1/24 #	480,000	491,400
XPO Logistics 144A 6.125% 9/1/23 #	1,790,000	1,868,313

		2,895,213

Utilities – 3.09%
AES
5.50% 4/15/25	1,405,000	1,478,763
6.00% 5/15/26	285,000	307,444
Calpine 5.75% 1/15/25	750,000	701,250
Dynegy
6.75% 11/1/19	705,000	732,759
7.375% 11/1/22	755,000	767,269
144A 8.00% 1/15/25 #	1,910,000	1,900,450
Emera 6.75% 6/15/76 ●	1,335,000	1,528,575
Enel 144A 8.75% 9/24/73 #●	1,108,000	1,337,910

		8,754,420

Total Corporate Bonds (cost $252,692,552)		263,142,175

Loan Agreements – 2.58%«
Accudyne Industries Borrower 1st Lien 4.234% 12/13/19	143,604	143,402
Applied Systems 2nd Lien 7.796% 1/23/22	2,143,009	2,170,242
BJ’s Wholesale Club 2nd Lien 8.71% 1/27/25	212,000	207,495
CH Hold 2nd Lien 8.476% 2/1/25	380,000	390,925
Colorado Buyer 2nd Lien 8.42% 5/1/25	735,000	742,350
Kronos 2nd Lien 9.561% 11/1/24	1,405,000	1,457,395
Russell Investments US Institutional Holdco Tranche B 1st Lien 6.972% 6/1/23	1,420,093	1,436,956
Summit Midstream Partners Holdings Tranche B 1st Lien 7.234% 5/21/22	735,000	748,781

Total Loan Agreements (cost $6,935,629)		7,297,546

Municipal Bond – 0.29%
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	865,000	819,284

Total Municipal Bond (cost $832,625)		819,284

19

Schedule of investments
Delaware High-Yield Opportunities Fund

	Number of shares	Value (US $)
Common Stock – 0.00%
Century Communications =†	4,250,000	$0

Total Common Stock (cost $128,662)		0

Preferred Stock – 1.37%
Bank of America 6.50%●	1,725,000	1,949,250
GMAC Capital Trust I 6.967%●	73,000	1,938,150

Total Preferred Stock (cost $3,646,500)		3,887,400

	Principal amount°
Short-Term Investments – 3.22%
Repurchase Agreements – 3.22%
Bank of America Merrill Lynch
0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $1,670,823 (collateralized by US government obligations 0.125% 4/15/18; market value $1,704,194)	1,670,778	1,670,778
Bank of Montreal
0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $4,177,048 (collateralized by US government obligations 0.00%–4.375% 1/11/18–8/15/40; market value $4,260,483)	4,176,944	4,176,944
BNP Paribas
1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $3,283,373 (collateralized by US government obligations 0.00%–2.50% 10/12/17–8/15/46; market value $3,348,944)	3,283,278	3,283,278

Total Short-Term Investments (cost $9,131,000)		9,131,000

Total Value of Securities – 100.49% (cost $273,808,413)		$284,773,005

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $155,561,720, which represents 54.90% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2017, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at July 31, 2017.

20

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

y	No contractual maturity date.

†	Non-income producing security.

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

21

Statement of assets and liabilities
Delaware High-Yield Opportunities Fund	July 31, 2017

Assets:
Investments, at value[1]	$275,642,005
Short-term investments, at value[2]	9,131,000
Cash	49,617
Interest receivable	4,409,346
Receivable for securities sold	3,086,010
Receivable for fund shares sold	57,865
Other assets[3]	786,990

Total assets	293,162,833

Liabilities:
Payable for securities purchased	4,668,213
Payable for fund shares redeemed	1,715,586
Distribution payable	355,514
Investment management fees payable to affiliates	161,169
Other accrued expenses	144,273
Distribution fees payable to affiliates	69,912
Audit and tax fees payable	43,158
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,792
Accounting and administration expenses payable to affiliates	1,115
Trustees’ fees and expenses payable	699
Legal fees payable to affiliates	302
Reports and statements to shareholders expenses payable to affiliates	248
Contingent liabilities[3]	2,623,299

Total liabilities	9,788,280

Total Net Assets	$283,374,553

Net Assets Consist of:
Paid-in capital	$335,999,552
Distributions in excess of net investment income	(397,130)
Accumulated net realized loss on investments	(63,192,461)
Net unrealized appreciation of investments	10,964,592

Total Net Assets	$283,374,553

22

Net Asset Value
Class A:
Net assets	$156,156,741
Shares of beneficial interest outstanding, unlimited authorization, no par	40,130,165
Net asset value per share	$3.89
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$4.07

Class C:
Net assets	$39,523,077
Shares of beneficial interest outstanding, unlimited authorization, no par	10,144,046
Net asset value per share	$3.90

Class R:
Net assets	$7,528,667
Shares of beneficial interest outstanding, unlimited authorization, no par	1,928,635
Net asset value per share	$3.90

Institutional Class:
Net assets	$80,166,068
Shares of beneficial interest outstanding, unlimited authorization, no par	20,609,730
Net asset value per share	$3.89

[1]Investments, at cost	$264,677,413
[2]Short-term investments, at cost	9,131,000
[3]See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

23

Statement of operations
Delaware High-Yield Opportunities Fund	Year ended July 31, 2017

Investment Income:
Interest	$19,808,439
Dividends	173,233

19,981,672

Expenses:
Management fees	2,008,738
Distribution expenses – Class A	409,226
Distribution expenses – Class C	432,399
Distribution expenses – Class R	40,213
Dividend disbursing and transfer agent fees and expenses	401,096
Accounting and administration expenses	95,119
Reports and statements to shareholders expenses	70,919
Registration fees	67,861
Audit and tax fees	44,902
Legal fees	40,067
Trustees’ fees and expenses	15,136
Custodian fees	15,124
Other	28,636

3,669,436
Less expenses waived	(312,479)
Less expense paid indirectly	(799)

Total operating expenses	3,356,158

Net Investment Income	16,625,514

Net Realized and Unrealized Gain:
Net realized gain on investments	8,192,411
Net change in unrealized appreciation (depreciation) of investments	4,318,800

Net Realized and Unrealized Gain	12,511,211

Net Increase in Net Assets Resulting from Operations	$29,136,725

See accompanying notes, which are an integral part of the financial statements.

24

This page intentionally left blank.

Statements of changes in net assets
Delaware High-Yield Opportunities Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,625,514	$22,008,316
Net realized gain (loss)	8,192,411	(50,513,603)
Net change in unrealized appreciation (depreciation)	4,318,800	22,155,569

Net increase (decrease) in net assets resulting from operations	29,136,725	(6,349,718)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,940,567)	(11,219,277)
Class C	(2,024,354)	(2,657,517)
Class R	(415,375)	(548,084)
Institutional Class	(5,291,835)	(7,022,928)

Return of capital:
Class A	(47,292)	(150,785)
Class C	(11,955)	(40,584)
Class R	(2,273)	(7,580)
Institutional Class	(24,288)	(89,798)

	(16,757,939)	(21,736,553)

Capital Share Transactions:
Proceeds from shares sold:
Class A	12,646,158	11,038,316
Class C	2,276,491	4,297,791
Class R	2,023,107	2,431,583
Institutional Class	21,802,118	24,823,227

26

	Year ended
	7/31/17	7/31/16
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$7,699,549	$9,902,692
Class C	1,870,393	2,457,184
Class R	417,419	550,479
Institutional Class	5,130,121	6,872,798

	53,865,356	62,374,070

Cost of shares redeemed:
Class A	(44,653,216)	(71,228,482)
Class C	(13,199,138)	(22,321,850)
Class R	(4,002,981)	(6,471,729)
Institutional Class	(53,926,122)	(66,099,003)

	(115,781,457)	(166,121,064)

Decrease in net assets derived from capital share transactions	(61,916,101)	(103,746,994)

Net Decrease in Net Assets	(49,537,315)	(131,833,265)

Net Assets:
Beginning of year	332,911,868	464,745,133

End of year	$283,374,553	$332,911,868

Distributions in excess of net investment income	$(397,130)	$(482,938)

See accompanying notes, which are an integral part of the financial statements.

27

Financial highlights

Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended July 31, 2017, return of capital distributions of $47,292 were made by the Fund’s Class A, which calculated to a de minimis amount of $(0.001) per share.
[3]	For the year ended July 31, 2016, return of capital distributions of $150,785 were made by the Fund’s Class A, which calculated to a de minimis amount of $(0.003) per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$3.74	$3.95	$4.38	$4.27	$4.11

0.21	0.22	0.24	0.24	0.27
0.15	(0.22)	(0.37)	0.12	0.17

0.36	—	(0.13)	0.36	0.44

(0.21)	(0.21)	(0.24)	(0.25)	(0.28)
— [2]	— [3]	—	—	—
—	—	(0.06)	—	—

(0.21)	(0.21)	(0.30)	(0.25)	(0.28)

$3.89	$3.74	$3.95	$4.38	$4.27

9.83%	0.41%	(3.15% )	8.59%	11.02%

$156,157	$173,815	$238,290	$327,088	$328,534
1.05%	1.06%	1.07%	1.07%	1.11%
1.15%	1.15%	1.14%	1.12%	1.16%
5.42%	5.98%	5.78%	5.46%	6.33%
5.32%	5.89%	5.71%	5.41%	6.28%
90%	109%	86%	105%	88%

29

Financial highlights

Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended July 31, 2017, return of capital distributions of $11,955 were made by the Fund’s Class C, which calculated to a de minimis amount of $(0.001) per share.
[3]	For the year ended July 31, 2016, return of capital distributions of $40,584 were made by the Fund’s Class C, which calculated to a de minimis amount of $(0.003) per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$3.74	$3.96	$4.39	$4.28	$4.12

0.18	0.19	0.21	0.21	0.24
0.16	(0.23)	(0.37)	0.12	0.17

0.34	(0.04)	(0.16)	0.33	0.41

(0.18)	(0.18)	(0.21)	(0.22)	(0.25)
— [2]	— [3]	—	—	—
—	—	(0.06)	—	—

(0.18)	(0.18)	(0.27)	(0.22)	(0.25)

$3.90	$3.74	$3.96	$4.39	$4.28

9.29%	(0.59% )	(3.85% )	7.79%	10.23%

$39,523	$46,842	$66,354	$89,127	$85,574
1.80%	1.81%	1.82%	1.81%	1.81%
1.90%	1.90%	1.89%	1.86%	1.86%
4.67%	5.23%	5.03%	4.72%	5.63%
4.57%	5.14%	4.96%	4.67%	5.58%
90%	109%	86%	105%	88%

31

Financial highlights

Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended July 31, 2017, return of capital distributions of $2,273 were made by the Fund’s Class R, which calculated to a de minimis amount of $(0.001) per share.
[3]	For the year ended July 31, 2016, return of capital distributions of $7,580 were made by the Fund’s Class R, which calculated to a de minimis amount of $(0.003) per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$3.75	$3.97	$4.39	$4.29	$4.12

0.20	0.21	0.23	0.23	0.26
0.15	(0.23)	(0.36)	0.11	0.19

0.35	(0.02)	(0.13)	0.34	0.45

(0.20)	(0.20)	(0.23)	(0.24)	(0.28)
—[2]	—[3]	—	—	—
—	—	(0.06)	—	—

(0.20)	(0.20)	(0.29)	(0.24)	(0.28)

$3.90	$3.75	$3.97	$4.39	$4.29

9.54%	(0.09% )	(3.13% )	8.08%	11.05%

$7,529	$8,766	$13,032	$16,580	$16,506
1.30%	1.31%	1.32%	1.31%	1.31%
1.40%	1.40%	1.39%	1.38%	1.46%
5.17%	5.73%	5.53%	5.22%	6.13%
5.07%	5.64%	5.46%	5.15%	5.98%
90%	109%	86%	105%	88%

33

Financial highlights

Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended July 31, 2017, return of capital distributions of $24,288 were made by the Fund’s Institutional Class, which calculated to a de minimis amount of $(0.001) per share.
[3]	For the year ended July 31, 2016, return of capital distributions of $89,798 were made by the Fund’s Institutional Class, which calculated to a de minimis amount of $(0.003) per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$3.74	$3.95	$4.38	$4.27	$4.11

0.22	0.23	0.25	0.25	0.28
0.15	(0.22)	(0.37)	0.12	0.18

0.37	0.01	(0.12)	0.37	0.46

(0.22)	(0.22)	(0.25)	(0.26)	(0.30)
—[2]	—[3]	—	—	—
—	—	(0.06)	—	—

(0.22)	(0.22)	(0.31)	(0.26)	(0.30)

$3.89	$3.74	$3.95	$4.38	$4.27

10.08%	0.66%	(2.91% )	8.87%	11.34%

$80,166	$103,489	$147,069	$232,971	$200,282
0.80%	0.81%	0.82%	0.81%	0.81%
0.90%	0.90%	0.89%	0.86%	0.86%
5.67%	6.23%	6.03%	5.72%	6.63%
5.57%	6.14%	5.96%	5.67%	6.58%
90%	109%	86%	105%	88%

35

Notes to financial statements
Delaware High-Yield Opportunities Fund	July 31, 2017

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Floating Rate Fund (formerly, Delaware Diversified Floating Rate Fund), Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed

36

the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended July 31, 2017 and for all open tax years ended July 31, 2014–July 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expense on the “Statement of Operations.” During the year ended July 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2017 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2017.

37

Notes to financial statements
Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2017, the Fund earned $799 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its investment advisory fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), from exceeding 0.80% of the Fund’s average daily net assets from Aug. 1, 2016 through July 31, 2017.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. For the year ended July 31, 2017, the Fund was charged $14,409 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2017, the Fund was charged $61,898 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides

38

certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2017, the Fund was charged $6,369 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2017, DDLP earned $12,514 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2017, DDLP received gross CDSC commissions of $145 and $816 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended July 31, 2017, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2017, the Fund engaged in securities purchases of $440,980, and securities sales of $9,308,597, which resulted in net realized gains of $398,370.

* The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017.

39

Notes to financial statements
Delaware High-Yield Opportunities Fund

3. Investments

For the year ended July 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$268,741,215
Sales	331,751,916

At July 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$273,818,018

Aggregate unrealized appreciation of investments	$11,755,344
Aggregate unrealized depreciation of investments	(800,357)

Net unrealized appreciation of investments	$10,954,987

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a

40

Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporate Debt	$—	$263,637,775	$—	$263,637,775
Loan Agreements	—	7,297,546	—	7,297,546
Municipal Bond	—	819,284	—	819,284
Common Stock	—	—	—	—
Preferred Stock[1]	1,938,150	1,949,250	—	3,887,400
Short-Term Investments	—	9,131,000	—	9,131,000

Total Value of Securities	$1,938,150	$282,834,855	$—	$284,773,005

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in the table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable input or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total
Preferred Stock	49.86%	50.14%	100.00%

During the year ended July 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

41

Notes to financial statements
Delaware High-Yield Opportunities Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2017 and 2016 were as follows:

	Year ended
	7/31/17	7/31/16
Ordinary income	$16,672,131	$21,447,806
Return of Capital	85,808	288,747

Total	$16,757,939	$21,736,553

5. Components of Net Assets on a Tax Basis

As of July 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$335,999,552
Distributions payable	(355,514)
Troubled debt litigation	(1,836,309)
Capital loss carryforwards	(61,388,163)
Unrealized appreciation of investments	10,954,987

Net assets	$283,374,553

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of trust preferred securities, contingent payment debt instruments, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$132,425
Accumulated net realized loss	12,479,162
Paid-in capital	(12,611,587)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2017, the Fund utilized $8,185,472 of capital loss carryforwards. At July 31, 2017, $12,611,587 capital loss carryforwards expired.

42

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2017, capital loss carryforwards available to offset future realized capital gains were as follows:

Post-enactment capital loss character
Short-term	Long-term
$25,801,803	$35,586,360

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/17	7/31/16
Shares sold:
Class A	3,328,777	3,019,815
Class C	597,583	1,192,571
Class R	529,252	667,983
Institutional Class	5,737,888	6,793,889

Shares issued upon reinvestment of dividends and distributions:
Class A	2,022,251	2,710,084
Class C	490,990	671,195
Class R	109,325	149,986
Institutional Class	1,348,702	1,880,382

	14,164,768	17,085,905

Shares redeemed:
Class A	(11,732,143)	(19,499,391)
Class C	(3,463,053)	(6,109,682)
Class R	(1,048,257)	(1,765,897)
Institutional Class	(14,176,045)	(18,185,078)

	(30,419,498)	(45,560,048)

Net decrease	(16,254,730)	(28,474,143)

43

Notes to financial statements
Delaware High-Yield Opportunities Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended July 31, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions

			Institutional
	Class A	Class C	Class
Year ended	Shares	Shares	Shares	Value
7/31/17	632,393	13,132	647,689	$2,476,527
7/31/16	108,834	21,495	130,773	476,062

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of July 31, 2017, or at any time during the year then ended.

8. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or

44

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of	Cash	Net
	Repurchase	Non-Cash	Collateral	Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America
Merrill Lynch	$1,670,778	$(1,670,778)	$—	$(1,670,778)	$—
Bank of Montreal	4,176,944	(4,176,944)	—	(4,176,944)	—
BNP Paribas	3,283,278	(3,283,278)	—	(3,283,278)	—

Total	$9,131,000	$(9,131,000)	$—	$(9,131,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and

45

Notes to financial statements
Delaware High-Yield Opportunities Fund

9. Securities Lending (continued)

Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB-by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund

46

might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information

47

Notes to financial statements
Delaware High-Yield Opportunities Fund

12. General Motors Term Loan Litigation (continued)

related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $2,623,299 and an asset of $786,990 based on the expected recoveries to unsecured creditors as of July 31, 2017 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Fund will comply with the Rule’s Regulation S-X amendments by the Aug. 1, 2017 compliance date.

14. Subsequent Events

From Sept. 1, 2017, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (the “Total Fee”). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

48

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds

and the Shareholders of Delaware High-Yield Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group® Income Fund, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2017

49

Other Fund information (Unaudited)

Delaware High-Yield Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	99.49%
(B) Return of Capital (Tax Basis)	0.51%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2017, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2017, the Fund has reported maximum distributions of Qualified Interest Income of $13,788,451.

50

This page intentionally left blank.

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member —Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

55

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.

Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) — 3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

57

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Formtter Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual fund

Delaware Floating Rate Fund

(formerly, Delaware Diversified Floating Rate Fund)

July 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds by Macquarie is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Floating Rate Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

©2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Floating Rate Fund	August 8, 2017

Performance preview (for the year ended July 31, 2017)
Delaware Floating Rate Fund (Institutional Class shares)	1-year return	+4.08%
Delaware Floating Rate Fund (Class A shares)	1-year return	+3.82%
S&P/LSTA Leveraged Loan Index (current benchmark)	1-year return	+6.64%
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (former benchmark)	1-year return	+0.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Floating Rate Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Effective Jan. 31, 2017, the investment strategies for Delaware Diversified Floating Rate Fund changed and the Fund was repositioned as a bank loan focused fund. In connection with the repositioning, the Fund’s name changed to Delaware Floating Rate Fund and the benchmark changed to the S&P/LSTA Leveraged Loan Index. These changes may result in a higher portfolio turnover in the near future. Please see the Fund’s prospectus for more information.

Investment markets were positive overall for the Fund’s fiscal year ended July 31, 2017. The fundamental backdrop was largely strong and supportive of credit, including below-investment-grade companies. In general, companies generated stable, low single-digit revenue growth, enjoying relatively stable operating profit margins with historically strong credit metrics. The economic backdrop supported allocations to bank loans as well as positioning in B- and BB-rated firms.

Fund performance

For the fiscal year ended July 31, 2017, Delaware Floating Rate Fund Institutional Class shares returned +4.08%. The Fund’s Class A shares returned +3.82% at net asset value and +1.02% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, returned +6.64%. The Fund’s former benchmark, the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity

The Fund is managed with

a bottom-up (loan by loan,

bond by bond) investment

process based on

fundamentals. Its

positioning and

performance are driven by

the underlying

fundamentals of the

companies in which the

Fund invests.

1

Portfolio management review
Delaware Floating Rate Fund

Index, returned +0.92%. For complete, annualized performance of Delaware Floating Rate Fund, please see the table on page 4.

As noted on the previous page, the Fund was repositioned during the fiscal year to provide shareholders and prospective shareholders access to an income-oriented solution with the opportunity for greater potential returns. The investment team has extensive experience managing bank loan focused portfolios, which should make the transition process efficient.

While the Fund’s total 12-month return lagged its new benchmark, the S&P/LSTA Leveraged Loan Index, it outpaced the benchmark during the six-month period ending July 31, 2017, that followed the Fund’s transition to a bank loan focused fund.

The Fund’s full-year results versus the Fund’s current benchmark were hampered by the first six months of the fiscal year, when it was managed as a broadly diversified and more defensive portfolio. At that time, only one-third of the portfolio’s assets had been invested in bank loans compared to more than 80% invested as of the end of the fiscal year. Under the previous strategy, the remaining asset classes were more investment grade in nature, resulting in a lower-risk, lower-income investment profile. The current strategy is meant to compete with the rest of the bank loan fund universe, with a higher-risk, higher-income, higher-return profile than the previous strategy. At the end of the fiscal year, 85% of the Fund’s assets were invested in bank loans, with the remaining 15% allocated to high-quality, high yield corporate bonds and AAA-rated floating-rate collateralized loan obligation notes.

The Fund is managed with a bottom-up (loan by loan, bond by bond) investment process based on fundamentals. Its positioning and performance are driven by the underlying fundamentals of the companies in which the Fund invests. For the last three quarters, we have seen relatively strong and improving performance within these companies.

Contributing significantly to the Fund’s performance were its allocations to higher-quality, high yield bonds and to investment grade securities, both of which outperformed the S&P/LSTA Leveraged Loan Index. The Fund also had positive sector positioning and security selection in each of these asset classes, with both the banking and materials sectors contributing to results. Positive performance within banking was spread among several banks, including Lloyds Banking Group, which added to the Fund’s returns. These banks generally reported solid earnings during the period, with high-quality and improving loan portfolios. Within building materials, Builders FirstSource was a significant contributor to the Fund’s performance. The company benefited from revenue and earnings growth that was driven by strong new residential construction.

Some individual loans detracted from the Fund’s performance, including a loan to consumer products firm Revlon, which reported disappointing first-quarter financials and provided poor guidance on its quarterly earnings call. The company experienced weakness in its US mass retail channel, which contributed to large revenue and earnings declines. That led to the loan trading off and the Fund’s subsequent sale of its position in Revlon during the fiscal year. Also hurting performance was the Fund’s exposure to building-products company Forterra Finance, which likewise sold off after reporting weak first-quarter results. According to the company’s management, poor weather in California and high prices for raw materials contributed to weaker-than-expected earnings. We reduced the Fund’s exposure to Forterra Finance and are continuing to monitor the company’s prospects closely.

In our view, the fundamental backdrop for bank loans remains positive, with a default rate of just 1.5% over the past 12 months, which is below the

2

historical average of 3.2% (source: Leveraged Commentary & Data (LCD), an offering of S&P Global Market Intelligence). The main concern for us within bank loans and fixed income assets more broadly is their fairly rich valuations and historically tight spreads.

We have positioned the Fund more conservatively than it would be if we viewed valuations as more attractive, particularly because of the offsetting factors of strong overall fundamentals for bank loans and high yield bonds in contrast to rich valuations.

We believe the fundamental backdrop supports an allocation to lower-rated loans and high yield bonds. However, from a valuation standpoint, we don’t believe corresponding yields are sufficient to chase returns in the lower-rated parts of the fixed income market. Our focus is on higher-quality, high yield bonds, including senior secured bonds — with similar credit risk to the senior secured loans in the portfolio — as well as some shorter-duration high yield bonds.

A note on derivatives

Before the Fund’s strategy changed, we used interest rate swaps to hedge interest rate exposure among longer-dated, fixed-rate investment grade bonds. This is no longer needed as the new strategy invests more than 90% in floating-rate assets and the high-yield bond exposure tends to be fairly short duration, potentially limiting any interest rate risk. During the fiscal year, derivatives did not have a material effect on the Fund’s performance (that is, it accounted for less than 0.50 percentage points of performance at the portfolio level).

3

Performance summary
Delaware Floating Rate Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2017

	1 year	3 years	5 years	Lifetime
Class A (Est. Feb. 26, 2010)
Excluding sales charge	+3.82%	+1.23%	+1.74%	+2.04%
Including sales charge	+1.02%	+0.31%	+1.18%	+1.66%
Class C (Est. Feb. 26, 2010)
Excluding sales charge	+3.06%	+0.48%	+0.99%	+1.28%
Including sales charge	+2.06%	+0.48%	+0.99%	+1.28%
Class R (Est. Feb. 26, 2010)
Excluding sales charge	+3.57%	+0.98%	+1.49%	+1.78%
Including sales charge	+3.57%	+0.98%	+1.49%	+1.78%
Institutional Class (Est. Feb. 26, 2010)
Excluding sales charge	+4.08%	+1.49%	+1.99%	+2.29%
Including sales charge	+4.08%	+1.49%	+1.99%	+2.29%
S&P/LSTA Leveraged Loan Index	+6.64%	+3.60%	+4.48%	+5.03%*
BofA Merrill Lynch US Dollar 3-Month Deposit
Offered Rate Constant Maturity Index	+0.92%	+0.53%	+0.44%	+0.42%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that

4

contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Investments in collateralized loan obligations (CLOs) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

5

Performance summary
Delaware Floating Rate Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	0.97%	1.72%	1.22%	0.72%
Net expenses (including fee waivers, if any)	0.97%	1.72%	1.22%	0.72%
Type of waiver	n/a	n/a	n/a	n/a

6

Performance of a $10,000 investment1

Average annual total returns from Feb. 26, 2010 (Fund’s inception) through July 31, 2017

For period beginning Feb. 26, 2010, through July 31, 2017	Starting value	Ending value
S&P/LSTA Leveraged Loan Index	$10,000	$14,391
Delaware Floating Rate Fund — Institutional Class shares	$10,000	$11,835
Delaware Floating Rate Fund — Class A shares	$9,725	$11,297
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	$10,000	$10,314

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Feb. 26, 2010, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the S&P/LSTA Leveraged Loan Index and the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as of Feb. 26, 2010.

The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the market-value weighted performance of the US dollar-denominated institutional leveraged loans.

The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

7

Performance summary
Delaware Floating Rate Fund

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDFAX	245908660
Class C	DDFCX	245908652
Class R	DDFFX	245908645
Institutional Class	DDFLX	245908637

8

This page intentionally left blank.

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2017 to July 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

10

Delaware Floating Rate Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	2/1/17	7/31/17	Expense Ratio	2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,019.10	0.98%	$4.91
Class C	1,000.00	1,016.50	1.73%	8.65
Class R	1,000.00	1,019.00	1.23%	6.16
Institutional Class	1,000.00	1,021.50	0.73%	3.66

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.93	0.98%	$4.91
Class C	1,000.00	1,016.22	1.73%	8.65
Class R	1,000.00	1,018.70	1.23%	6.16
Institutional Class	1,000.00	1,021.17	0.73%	3.66

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

11

Security type / sector allocation

Delaware Floating Rate Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Collateralized Debt Obligations	5.71%
Corporate Bonds	7.83%
Banking	0.50%
Basic Industry	0.60%
Capital Goods	0.83%
Communications	1.85%
Consumer Cyclical	0.11%
Consumer Non-Cyclical	2.63%
Electric	0.21%
Energy	0.40%
Finance Companies	0.21%
Natural Gas	0.30%
Technology & Electronics	0.19%
Loan Agreements	83.10%
US Treasury Obligation	0.07%
Preferred Stock	0.14%
Short-Term Investments	9.41%
Total Value of Securities	106.26%
Liabilities Net of Receivables and Other Assets	(6.26%)
Total Net Assets	100.00%

12

Schedule of investments
Delaware Floating Rate Fund	July 31, 2017

	Principal amount°	Value (US $)
Collateralized Debt Obligations – 5.71%

AMMC CLO 16
Series 2015-16A AR 144A 2.564% 4/14/29 #●	1,000,000	$999,493
AMMC CLO XIII
Series 2013-13A A1LR 144A 2.573% 7/24/29 #●	1,500,000	1,500,000
Cedar Funding IV CLO
Series 2014-4A AR 144A 2.386% 7/23/30 #●	1,000,000	999,496
CIFC Funding
Series 2017-3A A1 144A 2.532% 7/20/30 #●	3,000,000	2,998,500
Grippen Park CLO
Series 2017-1A A 144A 2.506% 1/20/30 #●	1,000,000	999,451
JFIN CLO
Series 2015-2A AX 144A 2.754% 10/19/26 #●	401,250	401,764
KKR Financial CLO
Series 2013-1A A1R 144A 2.594% 4/15/29 #●	1,000,000	999,494
Oaktree CLO
Series 2014-1A A1R 144A 2.472% 5/13/29 #●	1,000,000	999,496
Shackleton CLO
Series 2015-8A A1 144A 2.817% 10/20/27 #●	410,000	410,066
Telos CLO
Series 2013-4A A 144A 2.604% 7/17/24 #●	2,000,000	2,000,990
Venture XXI CLO
Series 2015-21A A 144A 2.794% 7/15/27 #●	685,000	684,947
Venture XXVIII CLO
Series 2017-28A A2 144A 2.716% 7/20/30 #●	3,000,000	2,968,974

Total Collateralized Debt Obligations (cost $15,943,630)		15,962,671

Corporate Bonds – 7.83%

Banking – 0.50%
Credit Suisse Group 144A 6.25%#y●	300,000	322,612
Popular 7.00% 7/1/19	700,000	742,000
UBS Group 6.875%y●	300,000	329,563

		1,394,175

Basic Industry – 0.60%
Freeport-McMoRan 6.875% 2/15/23	500,000	546,250
Hudbay Minerals 144A 7.25% 1/15/23 #	500,000	544,375
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	500,000	572,500

		1,663,125

Capital Goods – 0.83%
Boise Cascade 144A 5.625% 9/1/24 #	300,000	313,500
Builders FirstSource 144A 5.625% 9/1/24 #	750,000	790,313
Cemex 144A 7.75% 4/16/26 #	300,000	345,000
XPO Logistics 144A 6.125% 9/1/23 #	500,000	521,875
Zekelman Industries 144A 9.875% 6/15/23 #	300,000	340,500

		2,311,188

13

Schedule of investments

Delaware Floating Rate Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Communications – 1.85%
Altice Luxembourg 144A 7.75% 5/15/22 #	500,000	$531,875
CCO Holdings 144A 5.875% 5/1/27 #	500,000	539,060
Gray Television 144A 5.875% 7/15/26 #	500,000	518,750
Nexstar Broadcasting 144A 5.625% 8/1/24 #	500,000	518,125
SFR Group 144A 7.375% 5/1/26 #	500,000	543,125
Sirius XM Radio 144A 5.375% 4/15/25 #	500,000	526,250
Sprint 7.875% 9/15/23	1,000,000	1,137,500
VTR Finance 144A 6.875% 1/15/24 #	500,000	534,375
Zayo Group 144A 5.75% 1/15/27 #	300,000	318,750

		5,167,810

Consumer Cyclical – 0.11%
Penn National Gaming 144A 5.625% 1/15/27 #	300,000	309,750

		309,750

Consumer Non-Cyclical – 2.63%
Albertsons 144A 6.625% 6/15/24 #	450,000	424,125
Community Health Systems 5.125% 8/1/21	750,000	757,500
DaVita
5.00% 5/1/25	500,000	508,650
5.125% 7/15/24	500,000	515,000
HCA 5.00% 3/15/24	1,000,000	1,064,000
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	500,000	542,500
Prime Security Services Borrower 144A 9.25% 5/15/23 #	750,000	839,063
Surgery Center Holdings 144A 8.875% 4/15/21 #	500,000	543,750
Tenet Healthcare
8.00% 8/1/20	750,000	763,125
8.125% 4/1/22	1,000,000	1,077,500
United Rentals North America 5.50% 5/15/27	300,000	317,250

		7,352,463

Electric – 0.21%
Calpine 144A 5.875% 1/15/24 #	250,000	258,750
Enel 144A 8.75% 9/24/73 #●	260,000	313,950

		572,700

Energy – 0.40%
Laredo Petroleum 5.625% 1/15/22	500,000	508,125
Oasis Petroleum 6.50% 11/1/21	350,000	347,375
Precision Drilling 6.625% 11/15/20	275,039	273,663

		1,129,163

Finance Companies – 0.21%
Ally Financial 5.75% 11/20/25	550,000	590,563

		590,563

Natural Gas – 0.30%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	300,000	343,125

14

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Natural Gas (continued)
Genesis Energy 5.75% 2/15/21	500,000	$507,500

		850,625

Technology & Electronics – 0.19%
Infor US 6.50% 5/15/22	500,000	523,125

		523,125

Total Corporate Bonds (cost $21,677,689)		21,864,687

Loan Agreements – 83.10%«

Accudyne Industries Borrower 1st Lien 4.234% 12/13/19	443,606	442,982
AES Tranche B 1st Lien 3.192% 5/19/22	1,995,000	1,994,585
Air Medical Group Holdings Tranche B 1st Lien 4.484% 4/28/22	1,651,090	1,619,444
Air Medical Group Holdings Tranche B1 1st Lien 5.228% 4/28/22	457,632	454,963
Albertson’s Tranche B 1st Lien 3.984% 8/25/21	1,268,275	1,268,451
Alpha 3 Tranche B1 1st Lien 4.296% 1/31/24	2,490,000	2,510,490
Altice US Finance I Tranche B 1st Lien 3.483% 7/28/25	3,500,000	3,497,813
Amaya Holdings 2nd Lien 8.00% 8/1/22	500,000	506,407
Amaya Holdings Tranche B 1st Lien 4.796% 8/1/21	2,493,639	2,508,184
American Airlines Tranche B 1st Lien 3.726% 12/14/23	1,333,659	1,340,049
American Tire Distributors 1st Lien 5.484% 9/1/21	1,496,173	1,506,460
Applied Systems 2nd Lien 7.796% 1/23/22	2,701,170	2,735,496
ASP AMC Merger Sub 1st Lien 4.796% 4/13/24	570,319	568,299
ATI Holdings Acquisition 1st Lien 5.801% 5/10/23	613,800	620,833
BCP Raptor 1st Lien 5.507% 6/8/24	2,000,000	1,992,500
BJ’s Wholesale Club Tranche B 1st Lien 4.968% 2/3/24	763,756	749,436
BJ’s Wholesale Club 2nd Lien 8.71% 1/27/25	536,000	524,610
Blue Ribbon 1st Lien 5.299% 11/13/21	1,720,341	1,695,969
Boyd Gaming Tranche B 1st Lien 3.694% 9/15/23	2,973,138	2,989,448
Builders FirstSource 1st Lien 4.296% 2/29/24	2,918,092	2,929,642
BWAY Tranche B 1st Lien 4.474% 4/3/24	2,500,000	2,511,197
Caesars Entertainment Operating Tranche B 1st Lien 2.50% 4/4/24	2,000,000	2,008,750
Calpine Construction Finance Tranche B1 1st Lien 3.49% 5/3/20	243,101	243,633
Calpine Tranche B 1st Lien 4.05% 1/15/23	1,374,075	1,380,372
CD&R Waterworks Merger Sub Tranche B 1st Lien 4.00% 8/1/24	2,500,000	2,521,095
CenturyLink Tranche B 1st Lien 2.75% 1/31/25	2,250,000	2,222,755
CH Hold 2nd Lien 8.476% 2/1/25	1,620,000	1,666,575
Change Healthcare Holdings Tranche B 1st Lien 3.984% 3/1/24	2,992,500	3,011,619

15

Schedule of investments
Delaware Floating Rate Fund

	Principal amount°	Value (US $)
Loan Agreements« (continued)

Charter Communications Operating Tranche E 1st Lien 3.24% 7/1/20	1,295	$1,303
Chesapeake Energy 1st Lien 8.686% 8/23/21	2,090,000	2,253,935
CityCenter Holdings Tranche B 1st Lien 3.732% 4/18/24	750,000	753,750
Colorado Buyer 2nd Lien 8.42% 5/1/25	1,000,000	1,010,000
Community Health Systems Tranche G 1st Lien 3.952% 12/31/19	1,823,553	1,826,545
Community Health Systems Tranche H 1st Lien 4.054% 1/27/21	80,704	80,776
Constellis Holdings 1st Lien 6.296% 4/21/24	1,105,000	1,097,633
Constellis Holdings 2nd Lien 10.296% 4/21/25	295,000	292,695
CPI International 1st Lien 4.50% 7/26/24	500,000	502,500
CSC Holdings Tranche B 1st Lien 3.476% 7/17/25	2,701,884	2,701,884
DaVita Tranche B 1st Lien 3.984% 6/24/21	1,391,950	1,406,119
Diamond 1st Lien 3.00% 7/25/24	2,000,000	2,002,500
Digicel International Finance Tranche B 1st Lien 4.94% 5/10/24	3,000,000	3,032,814
Dynegy Finance IV Tranche C 1st Lien 4.484% 2/7/24	1,780,538	1,789,723
Eldorado Resorts Tranche B 1st Lien 3.563% 4/17/24	1,995,000	1,994,585
Energy Future Intermediate Holding 1st Lien 4.00% 6/28/18	3,000,000	3,026,874
Energy Transfer Equity 1st Lien 3.974% 2/2/24	1,500,000	1,507,344
Envision Healthcare Tranche C 1st Lien 4.30% 12/1/23	498,747	502,363
ESH Hospitality Tranche B 1st Lien 3.734% 8/30/23	1,785,291	1,796,449
ExamWorks Group Tranche B1 1st Lien 4.484% 7/27/23	1,076,876	1,085,794
First Data 1st Lien
3.477% 7/10/22	2,799,651	2,809,100
3.727% 4/26/24	1,200,087	1,206,914
First Eagle Holdings Tranche B 1st Lien 4.796% 12/1/22	2,000,000	2,028,126
Flex Acquisition Tranche B 1st Lien 4.549% 12/29/23	1,256,850	1,266,905
Flying Fortress Holdings Tranche B 1st Lien 3.546% 10/30/22	775,000	779,118
Forterra Finance Tranche B 1st Lien 4.234% 10/25/23	1,494,461	1,437,173
Frontier Communications Tranche B 1st Lien 4.98% 6/1/24	2,145,000	2,067,780
Gardner Denver 4.546% 7/30/20	2,429,013	2,444,498
Gates Global Tranche B 1st Lien 4.546% 3/31/24	1,966,258	1,980,268
Genesys Telecommunications Laboratories Tranche B 1st Lien
5.061% 12/1/23	1,000,000	985,263
5.158% 12/1/23	930,325	936,140
Genoa a QoL Healthcare 1st Lien 4.984% 10/28/23	992,500	1,001,433
Hayward Acquisition Tranche B 1st Lien 3.50% 7/18/24	3,000,000	3,019,689
HCA Tranche B9 1st Lien 3.234% 3/18/23	1,194,984	1,202,701

16

	Principal amount°	Value (US $)
Loan Agreements« (continued)

Hilton Worldwide Finance Tranche B2 1st Lien 3.232% 10/25/23	1,246,875	$1,253,733
Houghton International 4.546% 12/20/19	1,103,049	1,109,943
Hoya Midco Tranche B 1st Lien 5.296% 6/27/24	2,000,000	2,012,500
HUB International Tranche B 1st Lien 4.422% 10/2/20	2,427,576	2,448,635
Hyperion Insurance Group Tranche B 1st Lien 5.25% 4/29/22	1,727,486	1,749,511
IASIS Healthcare Tranche B3 1st Lien 5.25% 2/17/21	1,946,660	1,961,990
INC Research Holdings Tranche B 1st Lien 2.25% 6/26/24	1,500,000	1,509,845
INEOS US Finance Tranche B 1st Lien 4.007% 3/31/22	2,992,481	3,009,547
inVentiv Group Holdings Tranche B 1st Lien 4.952% 11/30/23	2,338,250	2,346,184
JBS USA LUX Tranche B 1st Lien 3.804% 10/30/22	1,418,688	1,408,047
JC Penney Tranche B 1st Lien 5.45% 6/23/23	1,367,174	1,356,065
KIK Custom Products Tranche B 1st Lien 5.793% 8/26/22	2,248,517	2,273,813
Kingpin Intermediate Holdings Tranche B 1st Lien 5.48% 6/29/24	1,500,000	1,519,669
Kingpin Intermediate Holdings Tranche B 2nd Lien 9.98% 6/29/25	750,000	763,350
Kloeckner Pentaplast of America Tranche B 1st Lien 5.546% 6/29/22	1,500,000	1,501,875
Kraton Polymers Tranche B 1st Lien 5.234% 1/6/22	1,925,516	1,946,635
Kronos 2nd Lien 9.561% 11/1/24	1,030,000	1,068,411
Kronos Tranche B 1st Lien 4.56% 11/1/23	1,482,550	1,499,991
Landry’s 1st Lien 3.968% 10/4/23	2,130,440	2,134,435
Las Vegas Sands 1st Lien 3.23% 3/29/24	2,492,481	2,505,723
Level 3 Financing Tranche B 1st Lien 3.479% 2/22/24	2,500,000	2,513,283
Mallinckrodt International Finance Tranche B 1st Lien 4.046% 9/24/24	997,500	1,002,626
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.484% 5/1/23	1,243,044	1,249,517
Mohegan Gaming & Entertainment Tranche B 1st Lien 5.234% 10/13/23	2,233,251	2,258,933
MPH Acquisition Holdings Tranche B 1st Lien 4.296% 6/7/23	2,920,552	2,935,458
NFP Tranche B 1st Lien 4.811% 1/8/24	1,000,000	1,008,021
On Semiconductor Tranche B 1st Lien 3.476% 3/31/23	1,159,165	1,164,816
Panda Hummel Tranche B1 1st Lien 7.234% 10/27/22	295,000	281,725
Panda Stonewall Tranche B 6.796% 11/13/21	568,000	533,920
Penn National Gaming Tranche B 1st Lien 3.796% 1/19/24	249,375	250,911
PetSmart Tranche B 4.23% 3/10/22	1,496,173	1,422,385
PQ 1st Lien 5.561% 11/4/22	1,443,447	1,456,603
Prestige Brands Tranche B 1st Lien 3.984% 1/26/24	684,961	689,671

17

Schedule of investments
Delaware Floating Rate Fund

	Principal amount°	Value (US $)
Loan Agreements« (continued)

Radiate Holdco 1st Lien 4.234% 2/1/24	1,236,900	$1,222,985
Rite Aid Tranche 1 5.99% 8/21/20	1,500,000	1,507,313
RPI Finance Trust Tranche B6 1st Lien 3.296% 3/27/23	1,400,000	1,408,203
Russell Investments US Institutional Holdco Tranche B 1st Lien 6.972% 6/1/23	2,992,443	3,027,978
Sable International Finance 1st Lien 3.50% 1/31/25	1,500,000	1,503,594
Sable International Finance Tranche B3 1st Lien 4.734% 1/31/25	3,000,000	3,007,188
SAM Finance Tranche B 1st Lien 4.50% 12/17/20	981,717	989,256
Scientific Games International Tranche B3 1st Lien 5.233% 10/1/21	1,072,401	1,078,337
Scientific Games International Tranche B4 1st Lien 4.811% 8/14/24	1,500,000	1,492,500
SFR Group Tranche B 1st Lien 3.944% 6/22/25	1,970,063	1,970,063
SFR Group Tranche B10 1st Lien 4.561% 1/31/25	888,288	893,443
Sinclair Television Group Tranche B2 1st Lien 3.49% 1/3/24	597,000	598,614
Sprint Communications Tranche B 1st Lien 3.75% 2/2/24	4,567,300	4,586,807
StandardAero Aviation Holdings 1st Lien
4.75% 7/7/22	500,000	504,375
4.98% 7/7/22	2,070,955	2,089,076
Summit Materials Tranche B1 1st Lien 3.984% 7/17/22	573,300	579,391
Summit Midstream Partners Holdings Tranche B 1st Lien 7.234% 5/21/22	1,750,000	1,782,813
Surgery Center Holdings 1st Lien 4.25% 6/20/24	2,000,000	2,021,250
Team Health Holdings Tranche B 1st Lien 3.984% 2/6/24	3,241,875	3,239,849
Telenet Financing USD Tranche A1 1st Lien 3.976% 6/30/25	1,015,000	1,021,616
Telenet Financing USD Tranche A12 1st Lien 3.909% 6/30/25	2,900,000	2,916,313
TKC Holdings 1st Lien 5.484% 2/1/23	3,491,250	3,513,070
TransDigm Tranche D 1st Lien 4.226% 6/4/21	721,282	724,963
TransDigm Tranche E 1st Lien 4.296% 5/14/22	194,372	195,327
TransDigm Tranche F 1st Lien 4.234% 6/9/23	1,671,102	1,682,069
Tribune Media Tranche B 1st Lien 4.234% 12/27/20	501,849	504,672
Tribune Media Tranche C 1st Lien 4.234% 1/27/24	498,750	501,555
Tronox Pigments Holland Tranche B 1st Lien 4.796% 3/19/20	2,123,938	2,141,709
Uniti Group 1st Lien 4.234% 10/24/22	1,700,577	1,703,226
Unitymedia Finance Tranche B 1st Lien 2.25% 9/30/25	3,500,000	3,497,186
Univar USA Tranche B 1st Lien 3.984% 7/1/22	2,014,539	2,028,389
Univision Communications Tranche C 1st Lien 3.984% 3/15/24	3,709,240	3,698,421

18

	Principal amount°	Value (US $)
Loan Agreements« (continued)

UPC Financing Partnership Tranche AP 1st Lien 3.976% 4/15/25	2,250,000	$2,264,344
USI Tranche B 1st Lien 4.18% 5/16/24	3,500,000	3,495,261
USIC Holdings Tranche SR 4.923% 12/9/23	2,937,744	2,968,957
Valeant Pharmaceuticals International Tranche B-F1 5.98% 4/1/22	680,000	693,559
VC GB Holdings 2nd Lien 9.226% 2/28/25	1,085,000	1,072,794
Virgin Media Bristol Tranche I 1st Lien 3.976% 1/31/25	820,000	824,954
Western Digital 1st Lien 3.983% 4/29/23	2,482,513	2,504,815
WideOpenWest Finance Tranche B 1st Lien 4.476% 8/19/23	1,181,079	1,183,110
Windstream Services 1st Lien 4.48% 2/8/24	1,783,351	1,736,538
Windstream Services Tranche B6 1st Lien 5.23% 3/30/21	665,814	661,652
WP Deluxe Merger Sub 1st Lien 4.25% 7/25/24	2,000,000	2,010,000
WP Deluxe Merger Sub 2nd Lien 8.25% 7/25/25	1,500,000	1,503,750
Zayo Group Tranche B2 1st Lien 3.50% 1/19/24	178,741	179,537
Zekelman Industries Tranche B 1st Lien 4.789% 6/14/21	1,453,781	1,467,410

Total Loan Agreements (cost $230,652,099)		232,198,754

US Treasury Obligation – 0.07%

US Treasury Note
1.75% 6/30/22	205,000	204,239

Total US Treasury Obligation (cost $204,231)		204,239

	Number of shares
Preferred Stock – 0.14%

Integrys Holdings 6.00% ●	14,900	393,919

Total Preferred Stock (cost $372,500)		393,919

	Principal amount°
Short-Term Investments – 9.41%

Repurchase Agreements – 9.41%
Bank of America Merrill Lynch
0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $4,813,382 (collateralized by US government obligations 0.125% 4/15/18; market value $4,909,520)	4,813,252	4,813,252
Bank of Montreal
0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $12,033,431 (collateralized by US government obligations 0.00%-4.375% 1/11/18-8/15/40; market value $12,273,793)	12,033,130	12,033,130

19

Schedule of investments
Delaware Floating Rate Fund

	Principal amount°	Value (US $)
Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas
1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $9,458,891 (collateralized by US government obligations 0.00%-2.50% 10/12/17-8/15/46; market value $9,647,790)	9,458,618	$9,458,618

Total Short-Term Investments (cost $26,305,000)		26,305,000

Total Value of Securities – 106.26% (cost $295,155,149)		$296,929,270

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $26,975,544, which represents 9.65% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at July 31, 2017.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

y	No contractual maturity date.

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

CLO – Collateralized Loan Obligation

See accompanying notes, which are an integral part of the financial statements.

20

This page intentionally left blank.

Statement of assets and liabilities
Delaware Floating Rate Fund	July 31, 2017

Assets:
Investments, at value[1]	$270,624,270
Short-term investments, at value[2]	26,305,000
Cash	1,468,674
Receivable for securities sold	21,583,184
Receivable for fund shares sold	2,996,779
Dividends and interest receivable	977,604
Swap payments receivable	707

Total assets	323,956,218

Liabilities:
Payable for securities purchased	43,654,063
Payable for fund shares redeemed	367,188
Distribution payable	164,368
Investment management fees payable to affiliates	117,806
Other accrued expenses	116,266
Audit and tax fees payable	50,625
Distribution fees payable	44,137
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,670
Accounting and administration expenses payable to affiliates	1,086
Trustees’ fees and expenses payable	680
Legal fees payable to affiliates	302
Reports and statements to shareholders payable to affiliates	244

Total liabilities	44,521,435

Total Net Assets	$279,434,783

Net Assets Consist of:
Paid-in capital	$290,466,918
Distributions in excess of net investment income	(331,986)
Accumulated net realized loss on investments	(12,474,270)
Net unrealized appreciation of investments	1,774,121

Total Net Assets	$279,434,783

22

Net Asset Value
Class A:
Net assets	$49,486,320
Shares of beneficial interest outstanding, unlimited authorization, no par	5,898,684
Net asset value per share	$8.39
Sales charge	2.75%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$8.63

Class C:
Net assets	$38,778,471
Shares of beneficial interest outstanding, unlimited authorization, no par	4,623,854
Net asset value per share	$8.39

Class R:
Net assets	$472,018
Shares of beneficial interest outstanding, unlimited authorization, no par	56,293
Net asset value per share	$8.39

Institutional Class:
Net assets	$190,697,974
Shares of beneficial interest outstanding, unlimited authorization, no par	22,736,857
Net asset value per share	$8.39

[1]Investments, at cost	$268,850,149
[2]Short-term investments, at cost	26,305,000

See accompanying notes, which are an integral part of the financial statements.

23

Statement of operations
Delaware Floating Rate Fund	Year ended July 31, 2017

Investment Income:
Interest	$9,731,947
Dividends	23,975
Foreign tax withheld	(45)

9,755,877

Expenses:
Management fees	1,441,451
Distribution expenses – Class A	136,037
Distribution expenses – Class C	455,740
Distribution expenses – Class R	2,491
Dividend disbursing and transfer agent fees and expenses	263,667
Accounting and administration expenses	88,677
Registration fees	66,531
Audit and tax fees	53,558
Reports and statements to shareholders	49,955
Legal fees	47,553
Custodian fees	16,692
Trustees’ fees and expenses	14,046
Other	42,513

2,678,911
Less expense paid indirectly	(241)

Total operating expenses	2,678,670

Net Investment Income	7,077,207

Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	2,398,245
Swap contracts	1,070,988

Net realized gain	3,469,233

Net change in unrealized appreciation (depreciation) of:
Investments	(190,375)
Swap contracts	548,091

Net change in unrealized appreciation (depreciation)	357,716

Net Realized and Unrealized Gain	3,826,949

Net Increase in Net Assets Resulting from Operations	$10,904,156

See accompanying notes, which are an integral part of the financial statements.

24

This page intentionally left blank.

Statements of changes in net assets
Delaware Floating Rate Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,077,207	$7,305,425
Net realized gain (loss)	3,469,233	(13,226,320)
Net change in unrealized appreciation (depreciation)	357,716	4,797,273

Net increase (decrease) in net assets resulting from operations	10,904,156	(1,123,622)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,265,466)	(1,115,437)
Class C	(724,300)	(490,673)
Class R	(10,466)	(6,519)
Institutional Class	(4,852,945)	(3,812,302)

Return of capital:
Class A	(104,095)	(203,324)
Class C	(81,598)	(180,280)
Class R	(993)	(1,731)
Institutional Class	(401,242)	(651,222)

	(7,441,105)	(6,461,488)

Capital Share Transactions:
Proceeds from shares sold:
Class A	22,149,182	10,978,370
Class C	6,736,031	3,925,377
Class R	14,269	34,265
Institutional Class	105,587,334	133,445,745

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,263,920	1,222,620
Class C	724,772	624,878
Class R	11,387	8,250
Institutional Class	4,461,716	3,297,673

	140,948,611	153,537,178

26

	Year ended
	7/31/17	7/31/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(32,570,869)	$(40,123,305)
Class C	(20,634,438)	(24,433,394)
Class R	(53,055)	(109,897)
Institutional Class	(107,271,533)	(175,754,126)

	(160,529,895)	(240,420,722)

Decrease in net assets derived from capital share transactions	(19,581,284)	(86,883,544)

Net Decrease in Net Assets	(16,118,233)	(94,468,654)

Net Assets:
Beginning of year	295,553,016	390,021,670

End of year	$279,434,783	$295,553,016

Distributions in excess of net investment income	$(331,986)	$(714,968)

See accompanying notes, which are an integral part of the financial statements.

27

Financial highlights

Delaware Floating Rate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.29	$8.42	$8.63	$8.60	$8.57

0.20	0.17	0.18	0.17	0.16
0.11	(0.15)	(0.21)	0.04	0.06

0.31	0.02	(0.03)	0.21	0.22

(0.19)	(0.12)	(0.17)	(0.15)	(0.17)
(0.02)	(0.03)	(0.01)	(0.03)	(0.02)

(0.21)	(0.15)	(0.18)	(0.18)	(0.19)

$8.39	$8.29	$8.42	$8.63	$8.60

3.82%	0.29%	(0.35% )	2.40%	2.61%

$49,486	$57,985	$87,398	$158,691	$194,795
0.97%	0.96%	0.96%	0.95%	1.01%
0.97%	0.96%	0.96%	0.96%	1.06%
2.41%	2.09%	2.08%	1.89%	1.88%
2.41%	2.09%	2.08%	1.88%	1.83%
173%	90%	86%	96%	112%

29

Financial highlights

Delaware Floating Rate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.29	$8.42	$8.63	$8.60	$8.57

0.14	0.11	0.11	0.10	0.10
0.11	(0.15)	(0.21)	0.04	0.06

0.25	(0.04)	(0.10)	0.14	0.16

(0.13)	(0.06)	(0.10)	(0.08)	(0.11)
(0.02)	(0.03)	(0.01)	(0.03)	(0.02)

(0.15)	(0.09)	(0.11)	(0.11)	(0.13)

$8.39	$8.29	$8.42	$8.63	$8.60

3.06%	(0.46% )	(1.10% )	1.64%	1.85%

$38,778	$51,400	$72,505	$100,779	$83,619
1.72%	1.71%	1.71%	1.70%	1.76%
1.66%	1.34%	1.33%	1.14%	1.13%
173%	90%	86%	96%	112%

31

Financial highlights

Delaware Floating Rate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.29	$8.42	$8.63	$8.60	$8.57

0.18	0.15	0.16	0.14	0.14
0.11	(0.15)	(0.21)	0.04	0.06

0.29	—	(0.05)	0.18	0.20

(0.17)	(0.10)	(0.15)	(0.12)	(0.15)
(0.02)	(0.03)	(0.01)	(0.03)	(0.02)

(0.19)	(0.13)	(0.16)	(0.15)	(0.17)

$8.39	$8.29	$8.42	$8.63	$8.60

3.57%	0.03%	(0.61% )	2.15%	2.36%

$472	$494	$570	$845	$44
1.22%	1.21%	1.21%	1.20%	1.26%
1.22%	1.21%	1.21%	1.20%	1.36%
2.16%	1.84%	1.83%	1.64%	1.63%
2.16%	1.84%	1.83%	1.64%	1.53%
173%	90%	86%	96%	112%

33

Financial highlights

Delaware Floating Rate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.29	$8.42	$8.63	$8.60	$8.57

0.22	0.19	0.20	0.19	0.19
0.11	(0.15)	(0.21)	0.04	0.06

0.33	0.04	(0.01)	0.23	0.25

(0.21)	(0.14)	(0.19)	(0.17)	(0.20)
(0.02)	(0.03)	(0.01)	(0.03)	(0.02)

(0.23)	(0.17)	(0.20)	(0.20)	(0.22)

$8.39	$8.29	$8.42	$8.63	$8.60

4.08%	0.54%	(0.11%)	2.66%	2.87%

$190,698	$185,674	$229,549	$268,629	$139,097
0.72%	0.71%	0.71%	0.70%	0.76%
2.66%	2.34%	2.33%	2.14%	2.13%
173%	90%	86%	96%	112%

35

Notes to financial statements
Delaware Floating Rate Fund	July 31, 2017

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Floating Rate Fund (formerly, Delaware Diversified Floating Rate Fund), Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Floating Rate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek high current income and, secondarily, long-term total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

36

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended July 31, 2017 and for all open tax years (years ended July 31, 2014–July 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended July 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2017 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded

37

Notes to financial statements
Delaware Floating Rate Fund

1. Significant Accounting Policies (continued)

on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2017, the Fund earned $241 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value basis. For the year ended July 31, 2017, the Fund was charged $13,438 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2017, the Fund was charged $57,724 for these services. Pursuant to a sub-transfer agency

38

agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual distribution and service (12b-1) fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2017, the Fund was charged $17,962 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2017, DDLP earned $1,460 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2017, DDLP received gross CDSC commissions of $4,399 on redemption of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended July 31, 2017, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2017, the Fund engaged in securities purchases of $552,479 and securities sales of $22,772,528, which resulted in net realized losses of $1,306.

39

Notes to financial statements
Delaware Floating Rate Fund

3. Investments

For the year ended July 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$480,285,880
Purchases of US government securities	10,096,193
Sales other than US government securities	495,146,492
Sales of US government securities	15,164,538

At July 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$295,174,437

Aggregate unrealized appreciation of investments	$2,287,595
Aggregate unrealized depreciation of investments	(532,762)

Net unrealized appreciation of investments	$1,754,833

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

40

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2017:

Securities	Level 2	Level 3	Total
Assets:
Corporate Debt	$37,827,358	$—	$37,827,358
Loan Agreements	227,078,290	5,120,464	232,198,754
US Treasury Obligations	204,239	—	204,239
Preferred Stock	393,919	—	393,919
Short-Term Investments	26,305,000	—	26,305,000

Total Value of Securities	$291,808,806	$5,120,464	$296,929,270

During the year ended July 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in significantly lower or higher value of such Level 3 investments. The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Loan Agreement
Balance as of 7/31/16	$—
Net realized gain (loss)	2,075
Net change in unrealized appreciation (depreciation)	20,779
Purchases	4,957,500
Sales	(410,850)
Transfers into Level 3	550,960

Balance as of 7/31/17	$5,120,464

Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$20,779

41

Notes to financial statements
Delaware Floating Rate Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2017 and 2016 was as follows:

	Year ended
	7/31/17	7/31/16
Ordinary income	$6,853,177	$5,424,931
Return of capital	587,928	1,036,557

Total	$7,441,105	$6,461,488

5. Components of Net Assets on a Tax Basis

As of July 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$290,466,918
Dividends payable	(164,368)
Qualified late year loss deferrals	(167,618)
Capital loss carryforwards	(12,454,982)
Unrealized appreciation on investments	1,754,833

Net assets	$279,434,783

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, and tax treatment of market discount and premium on debt instruments.

Qualified late year currency and specified losses represent losses realized from Nov. 1, 2016 through July 31, 2017, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, deemed dividends, and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$158,952
Accumulated net realized loss	(158,952)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2017, the Fund utilized $3,062,154 of capital loss carryforwards.

42

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term
$3,872,508	$8,582,474

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/17	7/31/16
Shares sold:
Class A	2,653,577	1,326,626
Class C	806,527	473,458
Class R	1,709	4,132
Institutional Class	12,647,356	16,148,745

Shares issued upon reinvestment of dividends and distributions:
Class A	151,307	148,041
Class C	86,765	75,642
Class R	1,364	1,012
Institutional Class	534,094	399,646

	16,882,699	18,577,302

Shares redeemed:
Class A	(3,901,263)	(4,861,568)
Class C	(2,471,707)	(2,961,723)
Class R	(6,335)	(13,303)
Institutional Class	(12,848,840)	(21,419,000)

	(19,228,145)	(29,255,594)

Net decrease	(2,345,446)	(10,678,292)

43

Notes to financial statements
Delaware Floating Rate Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended July 31, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

			Exchange
	Exchange Redemptions		Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Year ended 7/31/17	1,044,335	—	1,045,944	$8,743,152
Year ended 7/31/16	24,148	1,642	25,838	$213,398

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of July 31, 2017 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Swap Contracts – The Fund may enter into interest rate swap contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by

44

Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/(depreciation) on swap contracts. Upon periodic payment/(receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No interest rate swap contracts were outstanding at July 31, 2017. See the “Statement of Operations” on page 24 for the realized and unrealized gain or loss on swap contracts.

During the year ended July 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

	Long Derivatives		Short Derivatives
	Volume		Volume
Interest rate swap contracts (average notional value)*	USD	—	USD35,474,544

* Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the

45

Notes to financial statements
Delaware Floating Rate Fund

9. Offsetting (continued)

counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
		Non-Cash	Cash Collateral	Net Collateral
Counterparty	Repurchase Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$4,813,252	$(4,813,252)	$—	$(4,813,252)	$—
Bank of Montreal	12,033,130	(12,033,130)	—	(12,033,130)	—
BNP Paribas	9,458,618	(9,458,618)	—	(9,458,618)	—

Total	$26,305,000	$(26,305,000)	$—	$(26,305,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2017.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

46

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

47

Notes to financial statements
Delaware Floating Rate Fund

11. Credit and Market Risk (continued)

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an

48

amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Fund will comply with the Rule’s Regulation S-X amendments by the Aug. 1, 2017 compliance date.

14. Fund Repositioning

Effective Jan. 31, 2017, the investment strategies for Delaware Diversified Floating Rate Fund changed and the Fund was repositioned as a bank loan focused fund. In connection with the repositioning, the Fund’s name changed to Delaware Floating Rate Fund.

49

Notes to financial statements
Delaware Floating Rate Fund

15. Subsequent Events

From Sept. 1, 2017, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (the “Total Fee”). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

50

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds

and Shareholders of Delaware Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Floating Rate Fund (formerly, Delaware Diversified Floating Rate Fund) (one of the series constituting Delaware Group® Income Funds, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2017

51

Other Fund information (Unaudited)

Delaware Floating Rate Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	92.10%
(B) Return of Capital (Tax Basis)	7.90%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

52

This page intentionally left blank.

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

54

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

55

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

57

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

58

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) — 3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

59

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Floating Rate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $167,427 for the fiscal year ended July 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $167,427 for the fiscal year ended July 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,928 for the fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,232 for the fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended July 31, 2017 and July 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 4, 2017

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 4, 2017